  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 29, 1998

                                         SECURITIES ACT FILE NO.  33-55809
                                      INVESTMENT COMPANY ACT FILE NO. 811-08795

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549
                               ________________

                                   FORM N-2

                       (CHECK APPROPRIATE BOX OR BOXES)

[_]REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[X]PRE-EFFECTIVE AMENDMENT NO. 1
[_]POST-EFFECTIVE AMENDMENT NO.

                                    AND/OR

[_]REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[X]AMENDMENT NO. 1
                               ________________

                         CONSECO STRATEGIC INCOME FUND
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                                ________________

                      11825 N. PENNSYLVANIA STREET,
                             CARMEL, INDIANA 46032
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                (317) 817-6383
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                           WILLIAM P. LATIMER, ESQ.

                       11825 N. PENNSYLVANIA STREET
                               CARMEL, IN 46032
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                               ________________

                                  COPIES TO:

        DONALD W. SMITH, ESQ.                    DAVID L. SUGERMAN, ESQ.
       R. DARRELL MOUNTS, ESQ.             CLEARY, GOTTLIEB, STEEN & HAMILTON
     KIRKPATRICK & LOCKHART LLP                     ONE LIBERTY PLAZA
    1800 MASSACHUSETTS AVE. N.W.                   NEW YORK, NY 10006
              2ND FLOOR
      WASHINGTON, DC 20036-1800

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

  If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. [_]

  It is proposed that this filing will become effective (check appropriate box):

  [X] When declared effective pursuant to section 8(c).

  If appropriate, check the following box:

  [_] this [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

  [_] This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration
      statement for the same offering is    .

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

============================================================================================
                                           PROPOSED MAXIMUM  PROPOSED MINIMUM   AMOUNT OF
  TITLE OF SECURITIES       AMOUNT BEING    OFFERING PRICE  AGGREGATE OFFERING REGISTRATION
    BEING REGISTERED      REGISTERED(1)(3)   PER SHARE(1)      PRICE(1)(3)        FEE(2)
--------------------------------------------------------------------------------------------
    shares of beneficial
 interest, $0.001 par
 value ("Shares")......   4,600,000 Shares      $15.00         $69,000,000       $20,355
============================================================================================

(1) Estimated solely for the purpose of calculating the registration fee.

(2) $17,700 has previously been paid, and $2,655 has been transmitted to the designated lockbox at Mellon Bank.
(3) Assuming exercise in full of the option granted by the Fund to the Underwriters to purchase up to an additional 600,000 Shares of Beneficial Interest to cover over-allotments. See "Underwriting."

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

================================================================================

                             CROSS-REFERENCE SHEET

                            PURSUANT TO RULE 481(A)

               N-2 ITEM NUMBER                             LOCATION IN PROSPECTUS (CAPTION)
               ---------------                             --------------------------------
PART A--INFORMATION REQUIRED IN A PROSPECTUS
  1. Outside Front Cover....................      Outside Front Cover Page
  2. Inside Front and Outside
      Back Cover Page.......................      Outside Front Cover Page; Inside Front Cover
                                                  Page; Outside Back Cover Page
  3. Fee Table and Synopsis.................      Prospectus Summary; Fee Table
  4. Financial Highlights...................      Not Applicable
  5. Plan of Distribution...................      Outside Front Cover Page; Prospectus Summary;
                                                  Management of the Fund; Underwriting
  6. Selling Shareholders...................      Not Applicable
  7. Use of Proceeds........................      Use of Proceeds; Investment Objectives and
                                                  Policies
  8. General Description of                       Outside Front Cover Page; Prospectus Summary;
      the Registrant........................      Risk Factors and Special Considerations; The
                                                  Fund; Investment Objectives and Policies; Other
                                                  Investment Practices; Description of Shares
  9. Management.............................      Outside Front Cover; Prospectus Summary;
                                                  Management of the Fund; Shareholder Servicing
                                                  Agent, Custodian, and Transfer and Dividend
                                                  Disbursing Agent
 10. Capital Stock, Long-Term
      Debt, and Other Securi-                     Outside Front Cover Page; Prospectus Summary;
      ties..................................      Investment Objectives and Policies; Description
                                                  of Shares; Taxation
 11. Defaults and Arrears on
      Senior Securities.....................      Not Applicable
 12. Legal Proceedings......................      Not Applicable
 13. Table of Contents of the
      Statement of Additional
      Information...........................      Not Applicable

PART B
 14. Cover Page.............................      Outside Front Cover Page
 15. Table of Contents......................      Outside Back Cover Page
 16. General Information and
      History...............................      The Fund
 17. Investment Objectives                        Investment Objectives and Policies; Investment
      and Policies..........................      Restrictions
 18. Management.............................      Management of the Fund
 19. Control Persons and
      Principal Holders of
      Securities............................      Not Applicable
 20. Investment Advisory and
      Other Services........................      Management of the Fund
 21. Brokerage Allocation and
      Other Practices.......................      Portfolio Transactions
 22. Tax Status.............................      Taxation
 23. Financial Statements...................      Report of Independent Accountants; Statement of
                                                  Assets and Liabilities

PART C

  Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A         +
+REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE + +SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY +
+OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT        +
+BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR + +THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE + +SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE + +UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF +
+ANY SUCH STATE.                                                               +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

               SUBJECT TO COMPLETION -- DATED JUNE 29, 1998

PROSPECTUS
--------------------------------------------------------------------------------

                                  4,000,000 Shares

LOGO                     CONSECO STRATEGIC INCOME FUND

--------------------------------------------------------------------------------

Conseco Strategic Income Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company. The Fund's primary investment objective is to seek high current income. The Fund will also seek capital growth as a secondary objective, to the extent consistent with its primary objective of seeking high current income. Under normal market conditions, the Fund will invest at least 65% of its total assets in high yield bonds, debentures, notes, corporate loans, convertible debentures, and other debt instruments rated below investment grade or unrated but determined by Conseco Capital Management, Inc. ("Conseco Capital"), the Fund's investment manager, to be of comparable quality (collectively, "High Yield Obligations"). The Fund may invest up to 30% of its total assets in the securities, including High Yield Obligations, of issuers/obligors domiciled outside the United States (primarily in emerging markets) or that are denominated in foreign currencies or multinational currency units. The Fund may also invest up to 10% of its total assets in securities that are the subject of bankruptcy proceedings or in default as to payment of principal and/or interest or in significant risk of being in such default or that are rated in the lower rating categories or which, if unrated, are in the judgment of Conseco Capital of equivalent quality. There is no assurance that the Fund will achieve its objectives.

Conseco Capital will serve as the Fund's investment manager and administrator. Conseco Capital also provides investment management and advisory services to ten mutual funds as well as to public and corporate pension plans, corporations, individuals, foundations and endowments. As of March 31, 1998, Conseco Capital managed in excess of $32 billion in assets, approximately $3.5 billion of which consisted of High Yield Obligations and approximately $2.3 billion of which were invested in foreign securities.

Investments in lower grade securities are subject to special risks, including greater price volatility and a greater risk of loss of principal and interest. The Fund is designed for investors willing to assume additional risk in return for the potential for high current income, primarily, and the potential for capital growth, secondarily. An investment in the Fund may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. See "Risk Factors and Special Considerations." This Prospectus sets forth in concise form information about the Fund that a prospective investor should know before investing in the Fund. Investors are advised to read this Prospectus carefully and to retain it for future reference.

--------------------------------------------------------------------------------

 THESE SECURITIES HAVE NOT BEEN APPROVED  OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE  COMMISSION  OR  ANY  STATE  SECURITIES  COMMISSION  NOR  HAS  THE
   SECURITIES AND  EXCHANGE COMMISSION  OR  ANY STATE  SECURITIES COMMISSION
    PASSED  UPON  THE   ACCURACY  OR  ADEQUACY  OF   THIS  PROSPECTUS.  ANY
     REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

=================================================================================
                                  Price to       Sales Load         Proceeds to
                                   Public    Payable by Fund(1)       Fund(2)
---------------------------------------------------------------------------------
Per Share.....................     $15.00           None              $15.00
---------------------------------------------------------------------------------
Total(3)......................  $                   None           $
=================================================================================

(1) The Sales Load to the Underwriters will not be paid by the Fund but by Conseco Capital or an affiliate, Conseco, Inc., from its own assets, in the amount of $0.75 per Share or 5.0% of the Price to Public per Share in connection with the sale of the Shares offered hereby. The Fund, Conseco Capital and Conseco, Inc. have agreed to indemnify the several Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the "Securities Act"). See "Underwriting."

(2) Before deducting organizational and offering expenses payable by the Fund,
    estimated respectively to be $     and $     (including approximately
    $250,000 to be paid to the Underwriters as reimbursement of certain of their expenses in connection with this offering). Offering expenses will be deducted from net proceeds, and organizational expenses will be included in expenses during the first fiscal period of the Fund.

(3) The Fund has granted the several Underwriters a 60-day over-allotment option to purchase up to 600,000 additional Shares on the same terms and conditions as set forth on the front cover. If all such additional Shares
    are purchased, the total Price to Public will be $    , and the total
    Proceeds to Fund will be $   .

--------------------------------------------------------------------------------

The Shares are offered by the several Underwriters subject to delivery by the Fund and acceptance by the Underwriters, to prior sale and to withdrawal, cancellation or modification of the offer without notice. Delivery of the Shares to the Underwriters is expected to be made through the facilities of The
Depository Trust Company, New York, New York, on or about    , 1998.

PRUDENTIAL SECURITIES INCORPORATED

       CROWELL, WEEDON & CO.

               LEGG MASON WOOD WALKER

                      INCORPORATED

                       MCDONALD & COMPANY

                           SECURITIES, INC.

July  , 1998.                                MORGAN KEEGAN & COMPANY, INC.

  As a non-diversified investment company, the Fund may invest a greater portion of its assets in a small number of issuers. The Fund may engage in various portfolio strategies to seek to enhance income and hedge its portfolio against investment and interest rate risks, including the use of leverage and the use of derivative financial instruments. At times, the Fund expects to utilize financial leverage through borrowings, including the issuance of debt securities, or the issuance of preferred shares or through other transactions, such as reverse repurchase agreements, which have the effect of financial leverage. The Fund currently intends to utilize financial leverage in an amount equal to approximately 25% of its total assets (including the amount obtained through leverage). The Fund is permitted to use leverage in a maximum amount equal to 33 1/3% of its total assets. The Fund generally will not utilize leverage if it anticipates that the Fund's leveraged capital structure would result in a lower return to the holders of its shares of beneficial interest (the "Shareholders") than that obtainable over time with an unleveraged capital structure. Use of financial leverage creates an opportunity for increased income and capital growth for the Shareholders but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See "Risk Factors and Special Considerations -- Leverage."

  The Fund is offering its shares of beneficial interest, par value $.001 per share (the "Shares"). Prior to this offering, there has been no public market for the Fund's Shares. The Fund's Shares have been approved for listing on the New York Stock Exchange (the "NYSE") under the symbol "CFD," subject to official notice of issuance. Shares of closed-end management investment companies have in the past frequently traded at discounts from their net asset values and the Fund's Shares may likewise trade at such a discount. The risks associated with this characteristic of closed-end management investment companies may be greater for investors expecting to sell shares of a closed-end management investment company soon after completion of an initial public offering of the company's shares. The minimum investment in this offering is 100 Shares ($1,500).

  The Fund's shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

  Additional information about the Fund has been filed with the SEC and may be obtained without charge by calling or writing the Fund at 11825 N. Pennsylvania Street, Carmel, Indiana 46032, (800) 825-1530. The SEC maintains an Internet World Wide Web site (http://www.sec.gov) that contains this Prospectus and other information regarding the Fund.



CERTAIN PERSONS PARTICIPATING IN THE OFFERING MAY ENGAGE IN TRANSACTIONS THAT STABILIZE, MAINTAIN OR OTHERWISE AFFECT THE PRICE OF THE SHARES, INCLUDING PURCHASES OF THE SHARES TO STABILIZE ITS MARKET PRICE, PURCHASES OF THE SHARES TO COVER SOME OR ALL OF A SHORT POSITION IN THE SHARES MAINTAINED BY THE UNDERWRITERS AND THE IMPOSITION OF PENALTY BIDS. FOR A DESCRIPTION OF THESE ACTIVITIES, SEE "UNDERWRITING."

                               PROSPECTUS SUMMARY

  The following summary is qualified in its entirety by the more detailed information appearing elsewhere in this Prospectus. Unless otherwise indicated, the information in this Prospectus assumes that the Underwriters' over-allotment option will not be exercised. Investors should carefully consider information set forth under the heading "Risk Factors and Special
Considerations."

The Fund....................  Conseco Strategic Income Fund (the "Fund") is a
                              newly organized, non-diversified, closed-end management investment company. The Fund is managed by Conseco Capital Management, Inc. ("Conseco Capital" or the "Manager"). See "The Fund."

The Offering................  The Fund is offering shares of beneficial interest, par value $.001 per share ("Shares"), through a group of underwriters ("Underwriters") led by Prudential Securities Incorporated. The Underwriters have been granted a 60-day option to purchase up to 600,000 additional Shares solely to cover overallotments, if any. The initial public offering price is $15.00 per Share. The minimum investment in the offering is 100 Shares ($1,500). See "Underwriting."

No Sales Charge.............  The Shares will be sold during the initial public offering without any sales load or underwriting discounts payable by investors or the Fund. Conseco Capital or an affiliate (not the Fund) from its own assets will pay a commission to the Underwriters in connection with sales of the Shares in this offering. See "Underwriting."

Investment Objectives and     The Fund's primary investment objective is to
 Policies...................  seek high current income. The Fund will also seek capital growth as a secondary objective, to the extent consistent with its primary objective of seeking high current income. The Fund is designed for investors willing to assume additional risk in return for the potential for high current income, primarily, and the potential for capital growth, secondarily. The Fund is not intended to be a complete investment program and there is no assurance that the Fund will achieve its objectives. An investment in the Fund may not be appropriate for all investors.

                              Under normal market conditions, the Fund will invest at least 65% of its total assets in high yield bonds, debentures, notes, corporate loans, convertible debentures, and other debt instruments rated below investment grade (lower than Baa by Moody's Investors Service, Inc. ("Moody's") or lower than BBB by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or comparably rated by another nationally recognized statistical rating organization (each, a "Rating Agency")), or unrated but determined by Conseco Capital to be of comparable quality (collectively, "High Yield Obligations"). Lower grade income securities are commonly known as "junk bonds." The Fund may invest up to 30% of its total assets in the securities, including High Yield Obligations, of issuers/obligors domiciled outside the United

                              States or that are denominated in foreign currencies or multinational currency units. The Fund expects that such foreign securities will consist primarily of High Yield Obligations of issuers/obligors located in emerging markets. The Fund will treat securities as foreign securities, for the purpose of the 30% limitation, on the basis of the domicile of the ultimate unconditional guarantor of the security, if any, in each instance. The Fund may also invest up to 10% of its total assets in securities that are the subject of bankruptcy proceedings or in default as to payment of principal and/or interest or in significant risk of being in such default, or that are rated in the lower rating categories (Ca or lower by Moody's and CC or lower by S&P) or which, if unrated, are in the judgment of Conseco Capital of equivalent quality (collectively, "Distressed Securities"). The Fund may engage in various portfolio strategies to seek to enhance income and hedge its portfolio against investment and interest rate risks, including the use of leverage and the use of derivative financial instruments. There can be no assurance that the Fund's strategies will be successful.

                              At times, the Fund expects to utilize financial leverage through borrowings, including the issuance of debt securities, or the issuance of preferred shares or through other transactions, such as reverse repurchase agreements, which have the effect of financial leverage. The Fund currently intends to utilize financial leverage in an amount equal to approximately 25% of its total assets (including the amount obtained through leverage). The Fund is permitted to use leverage in a maximum amount equal to 33 1/3% of its total assets. The Fund generally will not utilize leverage if it anticipates that the Fund's leveraged capital structure would result in a lower return to holders of Shares ("Shareholders") than that obtainable over time with an unleveraged capital structure. Use of financial leverage creates an opportunity for increased income and capital growth for Shareholders but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. Fluctuations in net asset value may be magnified as a result of the Fund's use of leverage. In addition, the Fund's use of leverage may affect the Fund's ability to make distributions. See "Risk Factors and Special Considerations--Leverage."

                              In selecting investments for the Fund's
                              portfolio, Conseco Capital will seek to identify issuers and industries that Conseco Capital believes are likely to experience stable or improving financial conditions. Conseco Capital believes that this strategy should enhance the Fund's ability to earn high current income while also providing opportunities for capital growth. Although the Fund's net asset value will vary, the Fund's policy of acquiring interests in variable rate corporate loans is intended to minimize fluctuations in the Fund's net asset value as a result of changes in interest rates. Conseco Capital's analysis may include consideration of general industry trends, the issuer's managerial strength, changing financial conditions, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. Conseco Capital may also consider relative values based on anticipated cash flow, the security's ranking in the issuer's capital structure, interest or dividend coverage, asset coverage and earnings prospects. Of course there can be no assurances that this strategy will be successful.

                              The Fund will seek its secondary objective of capital growth by investing in High Yield Obligations that Conseco Capital expects may appreciate in value as a result of favorable developments affecting the business or prospects of the issuer, which may improve the issuer's financial condition and credit rating, or as a result of declines in long-term interest rates.

                              In certain market conditions, Conseco Capital may determine that securities rated investment grade (i.e., at least Baa by Moody's or BBB by S&P or comparably rated by another Rating Agency) offer significant opportunities for high income and capital growth. In such conditions, the Fund may invest less than 65% of its total assets in High Yield Obligations. In addition, the Fund may implement various temporary "defensive" strategies at times when Conseco Capital determines that conditions in the markets make pursuing the Fund's basic investment strategy inconsistent with the best interests of its Shareholders. These strategies may include investing all or a portion of the Fund's assets in higher-quality debt securities. During the first six months of operation of the Fund, and during all periods when less than 65% of the Fund's total assets are invested in High Yield Obligations, the Fund's yield may be expected to be lower than if at least 65% of the Fund's total assets were invested in High Yield Obligations. See "Investment Objectives and Policies."

                              An investment in the Fund may not be appropriate for all investors, and there is no assurance that the Fund will achieve its investment objectives. See "Investment Objectives and Policies" and "Risk Factors and Special Considerations."

Investment Manager and
 Administrator..............

                              Conseco Capital is the Fund's investment manager and administrator. Conseco Capital is a wholly owned subsidiary of Conseco, Inc., a publicly owned financial services company, the principal operations of which are in development, marketing, and administration of specialized annuity, life and health insurance products.

                              Conseco Capital will provide investment
                              management services to the Fund that include determining the composition of the Fund's portfolio, placing all orders for the purchase and sale of securities and for other transactions, and overseeing the settlement of the Fund's securities and other portfolio transactions. Conseco Capital will also provide administration services to the Fund that include, among other services, furnishing office space, arranging for persons to serve as Fund officers, preparing or assisting in preparing materials for Shareholders of the Fund and regulatory bodies, and overseeing the provision to the Fund of custodial and accounting services. Conseco Capital may engage its affiliate Conseco Services LLC ("Conseco Services") to provide some or all of these administration services to the Fund, and will compensate Conseco Services for doing so out of its own assets, and not those of the Fund.

                              For these investment management and
                              administration services, the Fund will pay
                              Conseco Capital a monthly fee (the "Management and Administration Fee") at the annual rate of 0.90% of the Fund's average weekly value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) (the "Managed Assets"). During periods in which the Fund is utilizing financial leverage, the Management and Administration Fee payable to Conseco Capital will be higher than if the Fund did not utilize a leveraged capital structure because this fee is calculated as a percentage of the Fund's Managed Assets including those purchased with leverage. See "Management of the Fund."

                              Conseco Capital also provides investment management and advisory services to ten mutual funds, as well as to public and corporate pension plans, corporations, individuals, foundations and endowments. As of March 31, 1998, Conseco Capital managed in excess of $32 billion in assets, approximately $3.5 billion of which consisted of High Yield Obligations and approximately $2.3 billion of which were invested in foreign securities. The Fund's address is 11825 N. Pennsylvania Street, Carmel, Indiana 46032, and its telephone number is (800) 825-1530.

Listing.....................
                              Prior to this offering, there has been no public market for the Shares. The Fund's Shares have been approved for listing on the New York Stock Exchange (the "NYSE") under the symbol "CFD," subject to official notice of issuance.

                              The Fund intends to pay monthly distributions to
Dividends .............       Shareholders from net investment income. The
                              initial distribution to Shareholders is expected to be paid approximately 60 days after the completion of the offering of the Shares. See
                              "Dividends and Other Distributions."

Automatic Dividend
 Reinvestment Plan..........

                              The Fund has established an Automatic Dividend Reinvestment Plan (the "DRIP"). Under the DRIP, all dividends and capital gain distributions will be automatically reinvested in additional Shares either purchased in the open market or issued by the Fund if the Shares are trading at or above their net asset value. A Shareholder may elect to receive cash dividends and other distributions instead of participating in the DRIP. See "Automatic Dividend Reinvestment Plan."

Taxation....................  The Fund intends to elect and qualify to be treated as a regulated investment company for U.S. federal income tax purposes. As such, the Fund will generally not be subject to U.S. federal income tax on income and gains that are distributed to Shareholders. See "Taxes."

Stock Repurchases and
 Tender Offers; Conversion
 To Open-End Investment
 Company....................

                              In recognition of the possibility that the Shares might trade at a discount to net asset value and that any such discount may not be in the interest of Shareholders, the Fund's Board of Trustees, in consultation with Conseco Capital, from time to time may review the possibility of open market repurchases or tender offers for Shares at net asset value. There can be no assurance that the Board of Trustees will decide to undertake either of these actions or that, if undertaken, such actions would result in the Shares trading at a price equal to or close to net asset value per Share. The Board of Trustees from time to time also may consider the conversion of the Fund to an open-end investment company; however, there can be no assurance it will decide to do so. If the Fund were converted, Shareholders could require the company to redeem their Shares at any time (except in certain circumstances as authorized by or under the Investment Company Act of 1940, as amended (the "Investment Company Act")) at their net asset value, less any applicable redemption charge. Conversion to an open-end investment company could force alteration of the leveraged capital structure of the Fund, modification of certain of the Fund's investment policies and strategies (to assure sufficient portfolio liquidity), and/or disposition of portfolio securities or other assets at a time when it would not be advantageous to do so. These changes could adversely affect the ability of the Fund to meet its investment objectives. See "Description of Shares."

Shareholder Servicing
 Agent, Custodian and
 Transfer and Dividend
 Disbursing Agent...........

                              Conseco Services LLC will act as Shareholder
                              Servicing Agent for the Fund. The Fund will pay a monthly fee at the annual rate of 0.10% of the Fund's average weekly Managed Assets (as defined above) for such services. PNC Bank, National Association ("PNC") will serve as custodian of the assets of the Fund (the "Custodian") and may utilize sub-custodians outside the U.S. PNC will serve as the Fund's Transfer and Dividend Disbursing Agent, and will also serve as agent for the DRIP. PFPC Inc., an affiliate of PNC, will provide certain bookkeeping and accounting services for the Fund and perform certain other services. See "Shareholder Servicing Agent, Custodian and Transfer and Dividend Disbursing Agent."

Risk Factors and Special
 Considerations.............
                              Investment in the Fund involves special
                              considerations. Investors should carefully consider their ability to assume the following risks before making an investment in the Fund. An investment in Shares of the Fund may not be appropriate for all investors and should not be considered as a complete investment program. See "Risk Factors and Special Considerations."

General.....................

                              The Fund is a newly organized, non-diversified, closed-end management investment company and has no operating history. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk of loss associated with this characteristic may be greater for investors expecting to sell their Shares relatively soon after completion of the public offering. Accordingly, the Shares are designed primarily for long-term investors and should not be considered a vehicle for trading purposes. The net asset value of the Fund's Shares will fluctuate with interest rate changes as well as with price changes of the Fund's portfolio securities. These fluctuations are likely to be greater during periods in which the Fund utilizes a leveraged capital structure. See "Other Investment Practices--Leverage."

Lower Grade Securities......  Lower grade securities are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in such securities involves substantial risk. Lower grade securities are commonly referred to as "junk bonds." Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower grade securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During periods of economic downturn, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the market for lower grade securities. The risk of loss due to default by the issuer is significantly greater for the holders of lower grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer. Other than with respect to Distressed Securities, discussed below, the lower grade securities in which the Fund may invest do not include instruments which, at the time of investment, are in default as to payment of principal and/or interest or the issuers of which are in bankruptcy. However, there can be no assurance that such events will not occur after the Fund purchases a particular security, in which case the Fund may experience losses and incur costs.

                              Lower grade securities frequently have call or redemption features that would permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to Shareholders.

                              Lower grade securities tend to be more volatile than higher-rated fixed-income securities, and adverse economic events may have a greater impact on the prices of lower grade securities than on higher-rated fixed-income securities. Factors adversely affecting the market value of such securities are likely to affect adversely the Fund's net asset value. Recently, demand for lower grade securities has increased significantly, and the difference between the yields paid by lower grade securities and investment grade bonds (i.e., the "spread") has narrowed. To the extent this differential increases, the value of lower grade securities in the Fund's portfolio could be adversely affected.

                              Like higher-rated fixed-income securities, lower grade securities generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the lower grade securities market, and this market may be less liquid than the market for higher-rated fixed-income securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for lower grade securities by various dealers. As a result, during periods of high demand in the lower grade securities market, it may be difficult to acquire lower grade securities appropriate for investment by the Fund. Adverse economic conditions and investor perceptions thereof (whether or not based on economic reality) may impair liquidity in the lower grade securities market and may cause the prices the Fund receives for its lower grade securities to be reduced. In addition, the Fund may experience difficulty in liquidating a portion of its portfolio when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuers. Under such conditions, judgment may play a greater role in valuing certain of the Fund's portfolio instruments than in the case of instruments trading in a more liquid market. In addition, the Fund may incur additional expense to the extent that it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligation. See "Investment Objectives and Policies."

Corporate Loans.............  In furtherance of its primary investment objective and subject to its investment policies and limitations, the Fund may also invest in primary or secondary market purchases of loans or participation interests in loans extended to corporate borrowers or sovereign governmental entities by commercial banks and other financial institutions ("Corporate Loans"). As in the case of lower grade securities, the Corporate Loans in which the Fund may invest may be rated below investment grade (lower than Baa by Moody's and lower than BBB by S&P) or may be unrated but of comparable quality in the judgment of Conseco Capital. As in the case of lower grade securities, such Corporate Loans can be expected to provide higher yields than lower-yielding, higher-rated fixed income securities but may be subject to greater risk of loss of principal and income. The risks of investment in such Corporate Loans are similar in many respects to those of investment in lower grade securities. There are, however, some significant differences between Corporate Loans and lower grade securities. Corporate Loans are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of Corporate Loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. These arrangements are designed to give Corporate Loan investors preferential treatment over investors in lower grade securities in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the Corporate Loans will be repaid in full. Corporate Loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day to day basis, in the case of the prime rate of a U.S. bank, or which may be adjusted on set dates, typically every 30 days but generally not more than one year, in the case of the London Interbank Offered Rate ("LIBOR"). Consequently, the value of Corporate Loans held by the Fund may be expected to fluctuate significantly less than the value of fixed rate lower grade securities as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for Corporate Loans is not as well developed as the secondary dealer market for lower grade securities, and therefore presents increased market risk relating to liquidity and pricing concerns. See "Investment Objectives and Policies--Corporate Loans."

Distressed Securities.......  The Fund may also invest up to 10% of its total assets in Distressed Securities. Investment in Distressed Securities is speculative and involves significant risk, including possible loss of the principal invested. Distressed Securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund pursues its secondary objective of capital growth through investment in Distressed Securities, the Fund's ability to achieve current income for its Shareholders may be diminished.

Leverage....................
                              The use of leverage creates special risks. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The Fund intends to utilize leverage to provide the Shareholders with a potentially higher return.

                              Leverage creates risks for the Shareholders including the likelihood of greater volatility of net asset value and market price of the Shares and the risk that fluctuations in interest rates on borrowings and debt or in the dividend rates on any preferred shares may affect the return to the holders of Shares. To the extent the income or capital growth derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital growth from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Shareholders as dividends and other distributions will be reduced. Moreover, any decline in the value of the Fund's assets will be borne entirely by Shareholders in the form of reductions in the Fund's net asset value, and any requirement that the Fund sell assets at a loss in order to redeem or repay any leverage or for other reasons would make it more difficult for the net asset value to recover. Accordingly, the effect of leverage in a declining market is likely to be a greater decline in the net asset value of the Shares than if the Fund were not leveraged, which may be reflected in a greater decline in the market price of the Shares. Conseco Capital in its best judgment may nevertheless determine to maintain the Fund's leveraged position if it deems such action to be appropriate under the circumstances, and it may seek to limit certain risks associated with leverage by investing the Fund's assets in certain floating rate obligations.

                              During periods in which the Fund is utilizing financial leverage, the Management and Administration Fee payable to Conseco Capital will be higher than if the Fund did not utilize a leveraged capital structure because such fee is calculated on the basis of the Fund's assets including proceeds from borrowings for leverage and the issuance of preferred shares. Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more Rating Agencies, which may issue ratings for the debt securities or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. It is not anticipated that these covenants or guidelines will impede Conseco Capital in managing the Fund's portfolio in accordance with the Fund's investment objectives and policies. The Fund at times may borrow from affiliates of Conseco Capital, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace. See "Other Investment Practices--Leverage."

Foreign Securities..........  The Fund may invest up to 30% of its total assets in the securities, including High Yield
                              Obligations, of issuers/obligors domiciled outside the United States or that are denominated in foreign currencies or multinational currency units. The Fund expects that such foreign securities will consist primarily of High Yield Obligations of issuers/obligors located in emerging markets. The Fund will treat securities as foreign securities, for the purpose of the 30% limitation, on the basis of the domicile of the ultimate unconditional guarantor of the security, if any, in each instance. Investing in securities of foreign entities and securities denominated in foreign currencies involves certain risks not involved in domestic investments, including, but not limited to, fluctuations in foreign exchange rates, future foreign political and economic developments, different legal systems and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Securities prices in different countries are subject to different economic, financial, political and social factors. Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies. The Fund may engage in certain transactions to hedge the currency-related risks of investing in non-U.S. dollar denominated securities. See "Other Investment Practices." In addition, with respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, difficulty in obtaining or enforcing a court judgment, economic, political or social instability or diplomatic developments that could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Certain foreign investments also may be subject to foreign withholding taxes. These risks often are heightened for investments in smaller, emerging capital markets.

                              As a result of these potential risks, Conseco Capital may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including Conseco Capital, have had no or limited prior experience.

Convertible Securities......  Convertible securities are bonds, preferred stocks and other securities that provide for a stable stream of income and give the owner the option to convert the security into common stock. Convertible securities have characteristics similar to both fixed-income and equity securities: in addition to providing fixed income, convertible securities offer the potential for capital growth through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. Convertible securities generally offer lower interest or dividend yields, and typically have lower ratings, than non-convertible securities of similar quality, because of the potential for capital growth and their subordination to other fixed-income securities, respectively.
                              Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer, though there can be no assurance of capital growth or current income, as securities prices fluctuate and issuers of the convertible securities may default on their obligations.

Other Investment Management
 Techniques.................
                              The Fund may use various other investment management techniques that also involve special considerations, including engaging in interest rate transactions, utilization of options and futures transactions, making forward commitments and lending its portfolio securities. For further discussion of these and other practices and the associated risks and special considerations, see "Other Investment Policies."

Illiquid Securities.........  The Fund may invest without limit in obligations for which no readily available market exists or which are otherwise illiquid, subject to the Fund's policy of not investing in excess of 30% of the Fund's assets in foreign securities or in excess of 10% of its assets in Distressed Securities. The Fund may not be able readily to dispose of illiquid securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

Non-Diversified Status......  The Fund is classified as a "non-diversified"
                              management investment company under the
                              Investment Company Act, which means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a "diversified" management investment company. Accordingly, the Fund may be subject to greater risk with respect to its portfolio securities than a management investment company that is "diversified" because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the net asset value of the Shares.

Market Price, Discount
 and Net Asset Value of       Whether investors will realize gains or losses
 Shares................       upon the sale of Shares will not depend directly
                              upon the Fund's net asset value, but will depend upon the market price of the Shares at the time of sale. Since the market price of the Shares will be determined by such factors as relative demand for and supply of the Shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the Shares will trade at, below or above net asset value or at, below or above the initial offering price. Shares of closed-end management investment companies in the past frequently have traded at a discount to their net asset values. The risk of loss associated with this characteristic of closed-end management investment companies may be greater for investors purchasing Shares in the initial public offering and expecting to sell the Shares relatively soon after the completion thereof. The
                              Shares are designed primarily for long-term investors, and investors in the Shares should not view the Fund as a vehicle for trading purposes.
                              See "Risk Factors and Special Considerations" and
                              "Description of Shares."

Certain Provisions of the
 Declaration of Trust.......

                              The Fund's Declaration of Trust contains provisions limiting (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions, and (iii) the ability of the Fund's Trustees or Shareholders to amend the Declaration of Trust. These provisions of the Declaration of Trust may be regarded as "anti-takeover" provisions and could have the effect of depriving the Shareholders of opportunities to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. See "Investment Objectives and Policies," "Risk Factors and Special Considerations" and "Description of Shares."

                                   FEE TABLE

  The following tables are intended to assist investors in understanding the various costs and expenses that an investor in the Fund will bear, directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES
Sales Load (as a percentage of offering price).......................... None
Automatic Dividend Reinvestment Plan Fees............................... None
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF NET ASSETS
 ATTRIBUTABLE TO SHARES)(1)
Management and Administration Fees...................................... 1.20%
Interest Payments on Borrowed Funds..................................... 2.05%
Shareholder Servicing Fee...............................................  .13%
Other Expenses..........................................................  .25%
    Total Annual Fund Expenses.......................................... 3.63%

--------

(1) See "Management of the Fund" for additional information. The table above assumes the Fund will utilize leverage by borrowing in an amount equal to approximately 25% of the Fund's total assets (including the amount obtained from leverage) at an annualized interest rate of 6.15%. If the Fund does not use any leverage, the Fund estimates that its annual operating expenses as a percentage of net assets attributable to the Shares would be approximately as follows: Management and Administration Fees--.90%; Interest Payments on Borrowed Funds--none; Shareholder Servicing Fee--.10%; Other Expenses--.25%; and Total Annual Fund Expenses--1.25%. "Other Expenses" amounts are based on estimates through the end of the Fund's first fiscal year and are annualized. See "Risk Factors and Special Considerations--Leverage" and "Other Investment Practices--Leverage."

(2) The Fee Table does not reflect the one time payment by the Fund of certain
    offering expenses, which are estimated to be $     and which include
    approximately $250,000 to be paid as reimbursement of expenses to the Underwriters.

EXAMPLE

  The following Example demonstrates the projected dollar amount of total cumulative expense that would be incurred over various periods with respect to a hypothetical investment in the Fund. These amounts are based upon payment by the Fund of operating expenses at the levels set forth in the above table.

  An investor would directly or indirectly pay the following expenses on a $1,000 investment in the Fund, assuming (i) total annual expenses of 1.25% (assuming no leverage) and 3.63% (assuming leverage of 25% of the Fund's total assets) and (ii) a 5% annual return throughout the periods and reinvestment of all dividends and other distributions at net asset value:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
  Assuming No Leverage..........................  $13    $ 40    $ 69     $151
  Assuming 25% Leverage.........................  $36    $111    $187     $386

  This Example assumes that the percentage amounts listed under Total Annual Fund Expenses remain the same in the years shown. The above tables and the assumption in the Example of a 5% annual return and reinvestment at net asset value are required by regulation of the Securities and Exchange Commission ("SEC") applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Shares. Actual expenses and annual rates of return may be more or less than those assumed for purposes of the Example. In addition, although the Example assumes reinvestment of all dividends and other distributions at net asset value, participants in the Fund's Automatic Dividend Reinvestment Plan may receive Shares obtained by the DRIP Agent at or based on the market price in effect at that time, which may be at, above or below net asset value.

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, AND THE FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                                   THE FUND

  Conseco Strategic Income Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as a non-diversified, closed-end management investment company. The Fund was organized as a business trust under the laws of the Commonwealth of Massachusetts on June 2, 1998 and has no operating history. The Fund's principal office is located at 11825 N. Pennsylvania Street, Carmel, Indiana 46032, and its telephone number is (800) 825-1530. Conseco Capital Management, Inc. ("Conseco Capital" or the "Manager"), a Delaware corporation, is the Fund's investment manager and administrator.

  The Fund has been organized as a closed-end management investment company. Closed-end management investment companies differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end management investment companies do not redeem their securities at the option of the shareholder, whereas mutual funds issue securities redeemable at net asset value at any time at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested. To facilitate redemption obligations, mutual funds are subject to more stringent regulatory limitations on certain investments, such as investments in illiquid securities, than are closed-end funds. However, shares of closed-end companies frequently trade at a discount from net asset value. This risk may be greater for investors expecting to sell their shares relatively soon after the completion of the public offering.

                                USE OF PROCEEDS

  The net proceeds to the Fund from this initial public offering are estimated
to be $     ($     if the Underwriters' over-allotment option is exercised in full) after deducting organizational and estimated offering expenses. The net proceeds will be invested in accordance with the Fund's investment objectives and policies during a period not to exceed six months from the closing of the initial public offering. Pending such investment, the net proceeds may be invested in short-term interest-bearing, investment grade securities, and/or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. A portion of the Fund's organizational and offering expenses has been advanced by Conseco Capital and will be repaid by the Fund upon completion of the initial public offering. There is no sales load or underwriting discount imposed on sales of Shares in the initial public offering. Conseco Capital or Conseco, Inc. (not the Fund) will pay a commission from its own assets to the Underwriters in connection with sales of Shares in this offering. See "Underwriting."

                      INVESTMENT OBJECTIVES AND POLICIES

  INVESTMENT OBJECTIVES. The Fund's primary investment objective is to seek high current income. The Fund will also seek capital growth as a secondary objective to the extent consistent with its objective of seeking high current income. The Fund is designed for investors willing to assume additional risk in return for the potential for high current income, primarily, and the potential for capital growth, secondarily. The Fund is not intended to be a complete investment program and there is no assurance that the Fund will achieve its objectives. The Fund's investment objectives cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act) of the Fund's outstanding voting securities.

  INVESTMENT POLICIES. Under normal market conditions, the Fund will invest at least 65% of its total assets in high yield bonds, debentures, notes, corporate loans, convertible debentures, and other debt instruments rated below investment grade (lower than Baa by Moody's Investors Service, Inc. ("Moody's") or lower than BBB by Standard & Poor's a division of The McGraw-Hill Companies, Inc. ("S&P"), or comparably rated by another nationally recognized statistical rating organization (each, a "Rating Agency")), or unrated but determined by Conseco Capital to be of comparable quality (collectively, "High Yield Obligations"). Lower grade income securities are commonly known as "junk bonds." The Fund may invest up to 30% of its total assets in the securities, including High Yield Obligations, of issuers/obligors domiciled outside the United States or that are denominated in foreign currencies or multinational currency units. The Fund expects that such foreign securities will consist primarily of High Yield Obligations of issuers/obligors located in emerging markets. The Fund will treat securities as foreign securities, for the purpose of the 30% limitation, on the basis of the domicile of the ultimate unconditional guarantor of the security, if any, in each instance. The Fund may also invest up to 10% of its total assets in securities that are the subject of bankruptcy proceedings or in default as to payment of principal and/or interest or in significant risk of being in such default, or that are rated in the lower rating categories (Ca or lower by Moody's and CC or lower by S&P) or which, if unrated, are in the judgment of Conseco Capital of equivalent quality (collectively, "Distressed Securities").


  At times, the Fund expects to utilize financial leverage through borrowings, including the issuance of debt securities, or the issuance of preferred shares or through other transactions, such as reverse repurchase agreements, which have the effect of financial leverage. The Fund currently intends to utilize financial leverage in an amount equal to approximately 25% of its total assets (including the amount obtained through leverage). The Fund is permitted to use leverage in a maximum amount equal to 33 1/3% of its total assets. The Fund generally will not utilize leverage if it anticipates that the Fund's leveraged capital structure would result in a lower return to Shareholders than that obtainable over time with an unleveraged capital structure. Use of financial leverage creates an opportunity for increased income and capital growth for the Shareholders but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See "Other Investment Practices--Leverage" and "Risk Factors and Special Considerations--Leverage."

  In certain market conditions, Conseco Capital may determine that securities rated investment grade (i.e., at least Baa by Moody's or BBB by S&P or comparably rated by another Rating Agency) offer significant opportunities for high income and capital growth. In such conditions, the Fund may invest less than 65% of its total assets in High Yield Obligations. In addition, the Fund may implement various temporary "defensive" strategies at times when Conseco Capital determines that conditions in the markets make pursuing the Fund's basic investment strategy inconsistent with the best interests of its Shareholders. During the first six months of operation of the Fund, and during all periods when less than 65% of the Fund's assets are invested in High Yield Obligations, the Fund's yield may be expected to be lower than if at least 65% of the Fund's assets were invested in High Yield Obligations. These strategies may include an increase in the portion of the Fund's assets invested in higher-quality debt securities. The Fund may invest in money market instruments consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements. Under normal market conditions, the Fund does not expect to have a substantial portion of its assets invested in money market instruments. However, when Conseco Capital determines that adverse market conditions exist, the Fund may adopt a temporary defensive posture and invest all or a portion of its assets in money market instruments.

  In selecting investments for the Fund's portfolio, Conseco Capital will seek to identify issuers and industries that Conseco Capital believes are likely to experience stable or improving financial conditions. Conseco Capital believes that this strategy should enhance the Fund's ability to earn high current income while also providing opportunities for capital growth. Conseco Capital's analysis may include consideration of general industry trends, the issuer's managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. Conseco Capital may also consider relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects. The Fund will seek its secondary objective of capital growth by investing in securities that Conseco Capital expects may appreciate in value as a result of favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating or as a result of declines in long-term interest rates. Of course there is no assurance the Fund's strategies will be successful.

  Following are annual return data for the market for lower grade debt securities (as measured by the Merrill Lynch High-Yield Master Index), the market for corporate loans (as measured by the Goldman Sachs/Loan Pricing Corporation Liquid Leveraged Loan Index), the market for investment grade debt securities (as measured by the Merrill Lynch Long-Term Corporate Index), and the U.S. Treasury bill market (as measured by the Merrill Lynch U.S. Treasury 91-Day Index), for selected years.

                                            GOLDMAN SACHS/
                         MERRILL LYNCH LOAN PRICING CORPORATION  MERRILL LYNCH  MERRILL LYNCH DEFAULT RATES ON
                          HIGH-YIELD       LIQUID LEVERAGED        LONG-TERM    U.S. TREASURY    LOWER GRADE
                         MASTER INDEX         LOAN INDEX        CORPORATE INDEX 91-DAY INDEX  INCOME SECURITIES
                         ------------- ------------------------ --------------- ------------- -----------------
1991....................     39.17%               N/A                17.60%         6.38%          10.63%
1992....................     17.44%               N/A                 8.59%         3.93%           4.84%
1993....................     16.69%             11.10%               11.57%         3.19%           3.51%
1994....................     (1.03)%             9.69%               (3.91)%        4.19%           1.93%
1995....................     20.46%              9.05%               21.66%         6.03%           3.20%
1996....................     11.27%              8.19%                2.76%         5.31%           1.64%
1997....................     13.27%              8.59%               10.43%         5.33%           1.82%

  The Merrill Lynch High-Yield Master Index is an unmanaged composite index of securities rated below BBB by S&P that are not in default. The Goldman Sachs/Loan Pricing Corporation Liquid Leveraged Loan Index is a total return index of actively traded highly leveraged loans selected, from time to time, by Goldman Sachs and Loan Pricing Corporation. This index is currently based on eleven loans. The Merrill Lynch Long-Term Corporate Index is an unmanaged index which includes fixed coupon domestic corporate bonds with at least $100 million par amount outstanding that are rated between BBB and AAA by S&P. The Merrill Lynch U.S. Treasury 91-Day Index is an average price based on all three-month Treasury bill auctions over the course of the previous month. U.S. Treasury bills are direct obligations of the U.S. Government. The Fund will have no direct investment in, nor will its performance be indicative of, these unmanaged indices.

  The "Default Rates on Lower Grade Income Securities" shown above are calculated as fractions in which the numerator represents the number of issuers that defaulted on Moody's rated lower grade debt securities in a particular year and the denominator represents the number of issuers that could have defaulted on such securities in that time period. For the period January 1, 1991 through December 31, 1997, the cumulative default rate for lower grade income securities was 25.2%. This figure represents the possibility that a lower grade income security issued on January 1, 1991 would default by December 31, 1997. The rate is based on the ratio of the number of issuers that defaulted on lower grade bonds outstanding on January 1, 1991 to the number of issuers at risk of defaulting on such bonds as of such date, and is based only on bonds which have been rated by Moody's. The foregoing is derived from information obtained by the Fund from the February 1998 issue of a Moody's publication entitled "Historical Default Rates of Corporate Bond Issuers, 1920-1997."

  The market for outstanding lower grade income securities has increased over the years. The outstanding principal amounts of lower grade income securities of U.S. issuers in 1984 was $59 billion, in 1989 was $244 billion, in 1994 was $270 billion and in 1997 was over $450 billion. In addition, the market for leveraged loans has become larger and more liquid in recent years. The volume of leveraged loans originated in 1997 (priced at LIBOR plus 125 basis points or higher) reached $194 billion compared to $134 billion in 1996, $101 billion in 1995 and $81 billion in 1994. Additionally, the leveraged loan secondary trading market increased to a record volume of $61.9 billion during 1997 compared to $41.0 billion in 1996, $33.8 billion in 1995 and $20.8 billion in 1994. The statistical information with respect to the principal amounts of outstanding lower grade debt securities is based on information the Fund obtained from Chase Securities, Inc. The statistical information with respect to the volume of leveraged loans originated and the secondary trading market was provided by Loan Pricing Corporation.

  The Fund's investments in High Yield Obligations may include securities with fixed or variable rates of interest, zero coupon securities, payment in kind securities or other deferred payment securities, convertible debt obligations and convertible preferred stock, corporate loans, participation interests in commercial loans, mortgage-related securities, asset-backed securities, municipal obligations, government securities, stripped securities, commercial paper and other short-term debt obligations. The issuers of the Fund's portfolio securities may include domestic and foreign corporations, partnerships, trusts and similar entities, and governmental entities and their political subdivisions, agencies and instrumentalities. The Fund's portfolio will be invested without regard to maturity. In connection with its investments in corporate debt securities, or restructuring of investments owned by the Fund, the Fund may receive warrants or other non-income producing equity securities. The Fund will retain such securities, including equity shares received upon conversion of convertible securities.

PORTFOLIO SECURITIES

  LOWER GRADE SECURITIES. Under normal market conditions, the Fund will invest at least 65% of its total assets in High Yield Obligations, which include high yield bonds rated below investment grade (lower than Baa by Moody's or lower than BBB by S&P or comparably rated by another Rating Agency) or unrated but determined by the Manager to be of comparable quality. Securities rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, in the opinion of S&P they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated C by Moody's are regarded by Moody's as having extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P are in default and the payment of interest and/or repayment of principal is in arrears. See "Appendix A--Ratings of Corporate Bonds" for additional information concerning rating categories of Moody's and S&P.

  Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value. Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities. The higher credit risk associated with lower grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity and will be a substantial factor in the Fund's relative Share price volatility. See "Risk Factors and Special Considerations."

  The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility also is inversely related to coupon. Accordingly, lower grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk.

  The ratings of Moody's, S&P and the other Rating Agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, Conseco Capital also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade securities that have not been rated by a Rating Agency, the Fund's ability to achieve its investment objectives will be more dependent on Conseco Capital's credit analysis than would be the case when the Fund invests in rated securities.

  ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES. The Fund may invest in zero coupon, pay-in-kind and deferred payment securities, including those that are lower grade securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security or before another specified date. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders thereof are required each year, for federal income tax purposes, to accrue income with respect to these securities as if it were actually received. Because the Fund must distribute this income to Shareholders, to the extent that Shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional Shares, the Fund will have fewer assets with which to purchase income-producing securities. Such distributions may require the Fund to sell other securities and incur a gain or loss at a time it may otherwise not want to in order to obtain the cash needed for these distributions. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities are subject to greater fluctuation in value and may have less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

  CORPORATE LOANS. The corporate loans in which the Fund may invest ("Corporate Loans") generally consist of direct obligations of a borrower ("Borrower") undertaken to finance the growth of the Borrower's business internally or externally, or to finance a capital restructuring. Corporate Loans may also include obligations of a Borrower issued in connection with a restructuring or a bankruptcy. A significant portion of the Corporate Loans in which the Fund will invest are highly leveraged loans, such as leveraged buy-out loans, leveraged recapitalization loans and other types of acquisition loans. Such Corporate Loans may be structured to include both term loans, which are generally fully funded at the time of the Fund's investment, and revolving credit facilities, which would require the Fund to make additional investments in Corporate Loans as required under the terms of the credit facility. Such Corporate Loans may also include receivables purchase facilities, which are similar to revolving credit facilities secured by a Borrower's receivables. Subject to the 30% limitation on the Fund's investment in foreign securities, the Corporate Loans in which the Fund may invest may include those of foreign Borrowers or obligors, determined for the purpose of this limitation on the basis of the domicile of the ultimate unconditional guarantor, if any, in each instance. See "Risk Factors and Special Considerations--Corporate Loans."

  The Fund may invest in senior and subordinated Corporate Loans, both secured and unsecured. The Corporate Loans in which the Fund invests may be senior debt obligations of the Borrower and may, in some instances, hold the most senior position in the capitalization structure of the Borrower (i.e., not subordinated to other debt obligations in right of payment). Corporate Loans which are senior debt obligations of the Borrower may be wholly or partially secured by collateral, or may be unsecured. However, even in the case of a secured Corporate Loan, upon an event of default the ability of a lender to have access to the collateral, if any, or otherwise recover its investment may be limited by bankruptcy and other insolvency laws. The value of the collateral may decline subsequent to the Fund's investment in the Corporate Loan. Under certain circumstances, the collateral may be released with the consent of the syndicate of lenders and the lender which is administering the Corporate Loan on behalf of the syndicate ("Agent Bank") or pursuant to the terms of the underlying credit agreement with the Borrower. There is no assurance that the liquidation of the collateral would satisfy the Borrower's obligations in the event of the nonpayment of scheduled interest or principal, or that the collateral could be readily liquidated. As a result, the Fund might not receive payments to which it is entitled and thereby may experience a decline in the value of the investment and possibly, its net asset value. Additionally, no interest is payable on unsecured or undersecured Corporate Loans following the filing of a bankruptcy petition in respect of the obligor.

  In addition to senior and secured Corporate Loans, the Fund may invest in Corporate Loans which are unsecured and subordinated. A Corporate Loan which is unsecured is not supported by any specific pledge of collateral and therefore constitutes only a general obligation of the Borrower. In addition to being unsecured a Corporate Loan in which the Fund may invest may be subordinate in right of payment to the senior debt obligations of the Borrower. Upon a liquidation or bankruptcy of the Borrower the senior debt obligations of the Borrower are often required to be paid in full before the subordinated debtholders are permitted to receive any distribution on behalf of their claim. Distributions, if any, to subordinated debtholders in such situations may consist in whole or in part in non-income producing securities, including common stock. Accordingly, following an event of default or liquidation or bankruptcy of a Borrower, there can be no assurance that the assets of the Borrower will be sufficient to satisfy the claims of unsecured and subordinated debtholders or that such debtholders will receive income producing debt securities in satisfaction of their claims. As a result, the Fund might not receive payments to which it is entitled and thereby may experience a decline in the value of its investment and its net asset value.


  The rate of interest payable on floating or variable rate Corporate Loans is established as the sum of a base lending rate used by commercial lenders plus a specified margin. These base lending rates generally are the Prime Rate of a designated U.S. bank, LIBOR, the CD rate or another base lending rate used by commercial lenders. The interest rate on Prime Rate-based Corporate Loans floats daily as the Prime Rate changes, while the interest rate on LIBOR-based and CD-based Corporate Loans is reset periodically, typically every 30 days to one year. Certain of the floating or variable rate Corporate Loans in which the Fund will invest may permit the Borrower to select an interest rate reset period of up to one year. Although the Fund's net asset value will vary, the Fund's policy of acquiring interests in variable rate Corporate Loans is intended to minimize fluctuations in the Fund's net asset value as a result of changes in interest rates.

  The Fund may receive and/or pay certain fees in connection with its investments in Corporate Loans. These fees are in addition to interest payments received and may include facility fees, commissions and prepayment penalty fees. When the Fund buys a Corporate Loan it may receive a facility fee and when it sells a Corporate Loan it may pay a facility fee. In certain circumstances, the Fund may receive a prepayment penalty fee on the prepayment of a Corporate Loan by a Borrower. These fees are intended to adjust the yield on such Corporate Loans. In connection with the acquisition of Corporate Loans, the Fund may also acquire warrants and other debt or equity securities of the Borrower or its affiliates. The acquisition of such securities will only be incidental to the Fund's purchase of an interest in a Corporate Loan.

  In making an investment in a Corporate Loan, Conseco Capital will consider factors deemed by it to be appropriate to the analysis of the Borrower and the Corporate Loan. Such factors include financial ratios of the Borrower such as pre-tax interest coverage, leverage ratios, and the ratios of cash flows to total debts and the ratio of tangible assets to debt. In its analysis of these factors, Conseco Capital also will be influenced by the nature of the industry in which the Borrower is engaged, the nature of the Borrower's assets, any guarantees by third parties and Conseco Capital's assessments of the general quality of the Borrower.

  A Borrower also may be required to comply with various restrictive covenants contained in any loan agreement between the Borrower and the lending syndicate ("Corporate Loan Agreement"). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, a Corporate Loan Agreement may contain a covenant requiring the Borrower to prepay the Corporate Loan with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of covenant (after giving effect to any cure period) which is not waived by the Agent Bank and the lending syndicate normally is an event of acceleration, i.e., the Agent Bank has the right to call the outstanding Corporate Loan, generally at the request of the lending syndicate.

  The Fund has no restrictions on portfolio maturity, but it is anticipated that a majority of the Corporate Loans will have stated maturities ranging from five to ten years. However, such Corporate Loans usually will require, in addition to scheduled payments of interest and principal, the prepayment of the Corporate Loans from excess cash flow, as discussed above, and may permit the Borrower to prepay at its election. The degree to which Borrowers prepay Corporate Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among lenders, among other factors. Accordingly, prepayments cannot be predicted with accuracy.

  Loans to non-U.S. Borrowers or to U.S. Borrowers with significant non-dollar-denominated revenues may provide for conversion of all or part of the loan from dollar-denominated obligation into a foreign currency obligation at the option of the Borrower.

  PARTICIPATION INTERESTS. Corporate Loans in which the Fund may invest are typically originated, negotiated and structured by a syndicate of lenders ("Co-Lenders") consisting of commercial banks, thrift institutions, insurance companies, finance companies or other financial institutions, one or more of which acts as Agent Bank. Co-Lenders may sell Corporate Loans to third parties called "Participants." The Fund may invest in a Corporate Loan either by participating as a Co-Lender at the time the loan is originated or by buying an interest in the Corporate Loan from a Co-Lender or a Participant. Co-Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to herein as "Intermediate Participants."

  The Fund may purchase a Corporate Loan from an Intermediate Participant by means of a novation, an assignment or a participation. In a novation, the Fund would assume all the rights of the Intermediate Participant in a Corporate Loan, including the right to receive payments of principal and interest and other amounts directly from the Borrower and to enforce its rights as lender directly against the Borrower and would assume all of the obligations of the Intermediate Participant, including any obligation to make future advances to the Borrower. As a result, therefore, the Fund would have the status of a Co-Lender. As an alternative, the Fund may purchase an assignment of all or a portion of an Intermediate Participant's interest in a Corporate Loan, in which case the Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the Borrower, but would otherwise be entitled to all of such lender's rights in the Corporate Loan. The Fund also may purchase a participation in a portion of the rights of an Intermediate Participant in a Corporate Loan by means of a participation agreement with such Intermediate Participant. A participation in the rights of an Intermediate Participant is similar to an assignment in that the Intermediate Participant transfers to the Fund all or a portion of an interest in a Corporate Loan. Unlike an assignment, however, a participation does not establish any direct relationship between the Fund and the Borrower. In such a case, the Fund would be required to rely on the Intermediate Participant that sold the participation not only for the enforcement of the Fund's rights against the Borrower but also for the receipt and processing of payments due to the Fund under the Corporate Loan. The Fund will not act as an Agent Bank, guarantor, sole negotiator or sole structurer with respect to a Corporate Loan.

  In a typical Corporate Loan, the Agent Bank administers the terms of the Corporate Loan Agreement and is responsible for the collection of principal and interest and fee payments from the Borrower and the apportionment of these payments to the credit of all investors which are parties to the Corporate Loan

Agreement. The Fund generally will rely on the Agent Bank or an Intermediate Participant to collect its portion of the payments on the Corporate Loan. Furthermore, the Fund will rely on the Agent Bank to enforce appropriate creditor remedies against the Borrower. Typically, under Corporate Loan Agreements, the Agent Bank is given broad discretion in enforcing the Corporate Loan Agreement, and it is obliged to use only the same care it would use in the management of its own property. For these services the Borrower compensates the Agent Bank. Such compensation may include special fees paid on structuring and funding the Corporate Loan and other fees paid on a continuing basis.

  In the event that an Agent Bank becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding, assets held by the Agent Bank under the Corporate Loan Agreement should remain available to holders of a Corporate Loan. If, however, assets held by the Agent Bank for the benefit of the Fund are determined by an appropriate regulatory authority or court to be subject to the claims of the Agent Bank's general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a Corporate Loan, or suffer a loss of principal and/or interest. In situations involving Intermediate Participants similar risks may arise, as described below.

  Intermediate Participants may have certain obligations pursuant to a Corporate Loan Agreement, which may include the obligation to make future advances to the Borrower in connection with revolving credit facilities in certain circumstances. The Fund will not invest in Corporate Loans that would require the Fund to make any additional investments in connection with such future advances if such commitments would exceed 20% of the Fund's total assets. To the extent the Fund's investments in participation interests require the segregation of greater portions of its investments in more liquid instruments to meet future advances obligations on a timely basis, the Fund may be required to liquidate certain of its investments at a loss or forego certain investment opportunities, possibly resulting in a lower yield than that which it might otherwise achieve.

  CONVERTIBLE SECURITIES AND CERTAIN EQUITY SECURITIES. The Fund may invest in convertible securities. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to shares of common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

  The Fund also may invest in warrants, preferred stock or other equity securities of U.S. and foreign issuers when consistent with the Fund's objectives. The Fund may hold such investments as a result of purchases of unit offerings of debt securities which include such securities or in connection with an actual or proposed conversion or exchange of debt securities. The Fund will treat investments acquired in this manner, together with any holdings of convertible securities, as debt securities for purposes of its policy to invest at least 65% of its total assets, under normal circumstances, in High Yield Obligations. The Fund may also purchase equity securities not associated with debt securities when, in the opinion of the Manager, such purchase is appropriate.

  Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

  Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stock. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital growth through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital growth, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital growth.

  DISTRESSED SECURITIES. The Fund may invest up to 10% of its total assets in Distressed Securities. Investment in Distressed Securities is speculative and involves significant risk, including possible loss of the principal invested. Distressed Securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund pursues its secondary objective of capital growth through investment in Distressed Securities, the Fund's ability to achieve current income for its Shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the Distressed Securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Distressed Securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities. See "Risk Factors and Special Considerations."

  ILLIQUID SECURITIES. The Fund may invest without limit in obligations for which no readily available market exists or which are otherwise illiquid, subject to the Fund's policy of not investing in excess of 30% of the Fund's assets in foreign securities or in excess of 10% of its assets in Distressed Securities. When purchasing securities that have not been registered under the Securities Act of 1933, as amended ("Securities Act"), and that are not readily marketable, the Fund will endeavor, to the extent practicable, to obtain the right to registration at the expense of the issuer. There may be a lapse of time between the Fund's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. The Fund may purchase certain securities eligible for sale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act ("Rule 144A securities"). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A securities will develop or be maintained.

  COLLATERALIZED BOND OBLIGATIONS. A collateralized bond obligation ("CBO") is a type of asset-backed security. Specifically, a CBO is an investment grade bond which is backed by a diversified pool of high risk, high yield fixed income securities. The pool of high yield securities is separated into "tiers" representing different degrees of credit quality. The top tier of CBOs is backed by the pooled securities with the highest degree of credit quality and pays the lowest interest rate. Lower-tier CBOs represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risk. The bottom tier typically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tier of CBOs is especially sensitive to the rate of defaults in the collateral pool. To the extent the Fund invests in CBOs, under normal market conditions, it would expect to invest in the lower-tier CBOs.

  FOREIGN SECURITIES. The Fund may invest up to 30% of its total assets in the securities, including High Yield Obligations, of issuers/obligors domiciled outside the United States or that are denominated in foreign currencies or multinational currency units. The Fund expects that such foreign securities will consist primarily of High Yield Obligations of issuers/obligors located in emerging markets. The Fund will treat securities as foreign securities, for the purpose of the 30% limitation, on the basis of the domicile of the ultimate unconditional guarantor of the security, if any, in each instance. Investing in foreign securities involves certain risks. See "Risk Factors and Special Considerations--Foreign Securities."

  Foreign securities in which the Fund may invest include obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, or supranational entities, that are determined by Conseco Capital to be of comparable quality to the other obligations in which the Fund may invest. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

  Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

  Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

  Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many developing countries providing investment opportunities for the Fund have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

  Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. The Fund may engage in certain transactions to hedge the currency-related risks of investing in non-U.S. dollar denominated securities. See "Other Investment Practices."

  VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

  The Fund may invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, although the Fund will participate in any declines in interest rates as well. The Fund also may invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

  MORTGAGE-RELATED SECURITIES. Mortgage-related securities are a form of derivative backed by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations, stripped mortgage-backed securities, mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs"), adjustable rate mortgages, as well as other real estate-related securities. The mortgage-related securities in which the Fund may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. See Appendix B hereto for a discussion of specific types of mortgage-related securities.

  ASSET-BACKED SECURITIES. Asset-backed securities are a form of derivative securities. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Fund may invest in these and other types of asset-backed securities that may be developed in the future. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the Fund with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

  MUNICIPAL OBLIGATIONS. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Industrial development bonds, in most cases, are revenue bonds that generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities.

  Municipal obligations bear fixed, floating or variable rates of interest. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligations and purchased and sold separately. The Fund also may acquire call options on specific municipal obligations. The Fund generally would purchase these call options to protect the Fund from the issuer of the related municipal obligation redeeming, or other holder of the call option from calling away, the municipal obligation before maturity.

  While, in general, municipal obligations are tax-exempt securities having relatively low yields as compared to taxable, non-municipal obligations of similar quality, certain municipal obligations are taxable obligations, offering yields comparable to, and in some cases greater than, the yields available on other permissible Fund investments. Dividends received by Shareholders from the Fund that are attributable to interest income received by the Fund from municipal obligations will be subject to federal income tax. The Fund may invest in municipal obligations, the ratings of which correspond with the ratings of other permissible Fund investments. The Fund currently intends to invest no more than 25% of its total assets in municipal obligations.

  U.S. GOVERNMENT SECURITIES. The Fund may invest in securities and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (collectively, "U.S. Government Securities"). Some U.S. Government Securities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to certain U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.

  STRIPPED SECURITIES. The Fund may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Treasury Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Such stripped securities also are issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying securities. A stripped security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of such securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than coupon securities having similar maturities and credit qualities.

  MONEY MARKET INSTRUMENTS. The Fund may invest in the following types of money market instruments.

  REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Fund may enter into repurchase agreements with certain banks or non-bank dealers.

  BANK OBLIGATIONS. The Fund may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

  COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's or A-1 by S&P, (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody's or A- by S&P, or (c) if unrated, determined by Conseco Capital to be of comparable quality to those rated obligations which may be purchased by the Fund.

  OTHER SHORT-TERM CORPORATE OBLIGATIONS. These instruments include variable amount master demand notes, which are obligations that permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Fund may invest in them only if at the time of an investment the borrower meets the criteria set forth in the Fund's Prospectus for other commercial paper issuers.

                          OTHER INVESTMENT PRACTICES

  The Fund may utilize other investment practices and portfolio management techniques as set forth below.

  LEVERAGE. The Fund currently intends to utilize financial leverage in an amount equal to approximately 25% of its total assets (including the amount obtained through leverage). The Fund is permitted to use leverage in a maximum amount equal to 33 1/3% of its total assets. The Fund generally will not utilize leverage if it anticipates that the Fund's leveraged capital structure would result in a lower return to Shareholders than that obtainable if the Shares were unleveraged for any significant amount of time. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise may require untimely dispositions of Fund securities. The Fund at times may borrow from affiliates of Conseco Capital, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace. The use of leverage creates risks and involves special considerations. See "Risk Factors and Special Considerations--Leverage."

  The concept of leveraging is based on the premise that the cost of the assets to be obtained from leverage will be based on short-term rates which normally will be lower than the return earned by the Fund on its longer term portfolio investments. Since it is anticipated that the total assets of the Fund (including the assets obtained from leverage) will be invested in the higher yielding portfolio investments or portfolio investments with the potential for capital growth, the Shareholders should be the beneficiaries of any incremental return. Should the differential between the underlying assets and cost of leverage narrow, the incremental return "pick up" will be reduced. Furthermore, if long-term rates rise, the net asset value of the Shares will reflect the decline in the value of portfolio holdings resulting therefrom.

  Capital raised through leverage will be subject to interest costs or dividend payments. The Fund, among other things, also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. The issuance of additional classes of preferred shares involves offering expenses and other costs and may limit the Fund's freedom to pay dividends on Shares or to engage in other activities. Borrowings and the issuance of a class of preferred shares having priority over the Fund's Shares create an opportunity for greater return per Share, but at the same time such borrowing is a speculative technique in that it will increase the Fund's exposure to capital risk. Unless the income and appreciation, if any, on assets acquired with borrowed funds or offering proceeds exceed the cost of borrowing or issuing additional classes of securities, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

  Under the Investment Company Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the Fund's total assets). Additionally, under the Investment Company Act, the Fund may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. Under the Investment Company Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the net asset value of the Fund's portfolio is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Shares unless, at the time of such declaration, the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value. If preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem preferred shares from time to time to maintain coverage of any preferred shares of at least 200%.

  The Fund's willingness to borrow money and issue new securities for investment purposes, and the amount the Fund will borrow or issue, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on Conseco Capital's ability to successfully manage interest rate risks, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

  Assuming the utilization of leverage by borrowings in the amount of approximately 33 1/3% of the Fund's total assets, and an annual interest rate of 6.15% payable on such leverage based on market rates as of the date of this Prospectus, the annual return that the Fund's portfolio must experience (net of expenses) in order to cover such interest payments would be 3.08%. The Fund's actual cost of leverage will be based on market rates at the time the Fund undertakes a leveraging strategy and such actual cost of leverage may be higher or lower than that assumed in the previous example.

  The following table is designed to illustrate the effect on the return to a Shareholder of the leverage obtained by borrowings in the amount of approximately 33 1/3% of the Fund's total assets, assuming hypothetical annual returns of the Fund's portfolio of minus 10% to plus 10%. As the table shows, the leverage generally increases the return to Shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

   Assumed Portfolio Return (net of
    expenses).........................    (10)%     (5)%     0 %    5%    10%
   Corresponding Share Return......... (18.08)% (10.58)% (3.08)% 4.42% 11.93%

  Until the Fund borrows or issues preferred shares, the Fund's Shares will not be leveraged, and the risks and special considerations related to leverage described in this Prospectus will not apply. Such leveraging of the Shares cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in longer-term debt instruments in accordance with the Fund's investment objectives and policies.

  SHORT-SELLING. The Fund may engage in short-selling, in which it sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.

  Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets. The Fund may not make a short sale which results in the Fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.

  The Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns.

  Until the Fund closes its short position or replaces the borrowed security, it will: (a) maintain a segregated account, containing permissible liquid assets, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral always equals the current value of the security sold short; or (b) otherwise cover its short position.

  LENDING PORTFOLIO SECURITIES. The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities, which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 33 1/3% of the value of the Fund's total assets, and the SEC currently requires the Fund to receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. According to the SEC, such loans currently must be terminable by the Fund at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. In connection with its securities lending transactions, the Fund may return to the borrower or a third party which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

  Generally, the SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. If the regulatory requirements pertaining to portfolio securities lending were to change, the Fund would employ with such changes as required.

  REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage described under "Risk Factors and Special Considerations" and "-- Leverage" since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. At the time the Fund enters into a reverse repurchase agreement, it may establish and maintain a segregated account with the custodian containing liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under circumstances in which the Fund does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund's limitation on borrowings. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

  If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

  DERIVATIVES. The Fund may invest in, or use, derivatives ("Derivatives"). These are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives the Fund may use include options, futures contracts, forward contracts, mortgage-related securities, asset-backed securities, and interest rate caps, floors and swaps. The Fund may invest in, or enter into, Derivatives for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

  Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by purchasing or selling specific securities.

  Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund's performance.

  If the Fund invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its Derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

  Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, Conseco Capital will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.

  Derivatives in which the Fund may invest include options, futures and forward currency transactions. See Appendix C hereto for a general discussion of these investments.

  FUTURE DEVELOPMENTS. The Fund may take advantage of opportunities in the area of options, futures contracts, forward currency contracts, and any other Derivatives that are not presently contemplated for use by the Fund or that are not currently available but that may be developed, to the extent such opportunities are both consistent with the Fund's investment objectives and legally permissible for the Fund.

  FORWARD COMMITMENTS; WHEN-ISSUED SECURITIES. The Fund may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will set aside in a segregated account of the Fund permissible liquid assets at least equal at all times to the amount of the commitments.

  Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

  Prospective investors should carefully consider the following risk factors and special considerations, in addition to the other information set forth in the Prospectus, in connection with an investment in the Shares offered hereby.

  When used in this Prospectus, the words "may," "will," "expect," "anticipate," "continue," "estimate," "project," "intend" and similar expressions are intended to identify forward-looking statements regarding events, conditions and financial trends that may affect the Fund's future operations, investment strategy, results of operations and financial position. Prospective investors are cautioned that any forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties and that actual results may differ materially from those included within the forward looking statements as a result of various factors.

  GENERAL. The Fund is a newly organized, non-diversified, closed-end management investment company and has no operating history. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares relatively soon after completion of the public offering. Accordingly, the Shares are designed primarily for long-term investors and should not be considered a vehicle for trading purposes. The net asset value of the Fund's Shares will fluctuate with interest rate changes as well as with price changes of the Fund's portfolio securities and these fluctuations are likely to be greater in the case of a fund having a leveraged capital structure, as contemplated for the Fund.

  LOWER GRADE SECURITIES. Lower grade securities are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in such securities involves substantial risk. Lower grade securities are commonly referred to as "junk bonds." Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower grade securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During periods of economic downturn, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the market for lower grade securities. The risk of loss due to default by the issuer is significantly greater for the holders of lower grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer. Other than with respect to Distressed Securities, discussed below, the lower grade securities in which the Fund may invest do not include instruments which, at the time of investment, are in default as to payment of principal and/or interest or the issuers of which are in bankruptcy. However, there can be no assurance that such events will not occur after the Fund purchases a particular security, in which case the Fund may experience losses and incur costs.

  Lower grade securities frequently have call or redemption features that would permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to Shareholders.

  Lower grade securities tend to be more volatile than higher-rated fixed-income securities, so that adverse economic events may have a greater impact on the prices of lower grade securities than on higher-rated fixed-income securities. Factors adversely affecting the market value of such securities are likely to affect adversely the Fund's net asset value. Recently, demand for lower grade securities has increased significantly and the difference between the yields paid by lower grade securities and investment grade bonds (i.e., the "spread") has narrowed. To the extent this differential increases, the value of lower grade securities in the Fund's portfolio could be adversely affected.

  Like higher-rated fixed-income securities, lower grade securities generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the lower grade securities market, and this market may be less liquid than the market for higher-rated fixed-income securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for lower grade securities by various dealers. As a result, during periods of high demand in the lower grade securities market, it may be difficult to acquire lower grade securities appropriate for investment by the Fund. Adverse economic conditions and investor perceptions thereof (whether or not based on economic reality) may impair liquidity in the lower grade securities market and may cause the prices the Fund receives for its lower grade securities to be reduced. In addition, the Fund may experience difficulty in liquidating a portion of its portfolio when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuers. Under such conditions, judgment may play a greater role in valuing certain of the Fund's portfolio instruments than in the case of instruments trading in a more liquid market. In addition, the Fund may incur additional expense to the extent that it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligation.

  CORPORATE LOANS. The Fund may invest in senior and subordinated Corporate Loans, both secured and unsecured. A Corporate Loan that is unsecured is not supported by any specific pledge of collateral and therefore constitutes only a general obligation of the borrower. In addition to being unsecured, a Corporate Loan in which the Fund may invest may be subordinate in right of payment to the senior debt obligations of the borrower. Upon a liquidation or bankruptcy of the borrower, the senior debt obligations of the borrower are often required to be paid in full before the subordinated debtholders are permitted to receive any distribution on behalf of their claim. Distributions, if any, to subordinated debtholders in such situations may consist in whole or in part in non-income producing securities, including common stock. Accordingly, following an event of default or liquidation or bankruptcy of a borrower, there can be no assurance that the assets of the borrower will be sufficient to satisfy the claims of unsecured and subordinated debtholders or that such debtholders will receive income producing debt securities in satisfaction of their claims. As a result, the Fund might not receive payments to which it is entitled and thereby may experience a decline in the value of its investment and possibly its net asset value.

  The success of the Fund's investment in Corporate Loans depends, to a great degree, on the skill with which the agent banks administer the terms of the Corporate Loan agreements, monitor borrower compliance with covenants, collect principal, interest and fee payments from borrowers and, where necessary, enforce creditor remedies against borrowers. Typically, the agent bank will have broad discretion in enforcing a Corporate Loan agreement. The financial status of the agent bank and co-lenders and participants interposed between the Fund and a borrower may affect the ability of the Fund to receive payments of interest and principal. See "Investment Objectives and Policies--Corporate Loans."

  PARTICIPATION INTERESTS. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating out the interest and not with the borrower. In purchasing a loan participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

  Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event that the Borrower fails to pay principal and interest when due, the Fund may be subject to delay, expense and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the Borrower. Moreover, under the terms of the participation, the Fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Fund may also be subject to the risk that the Intermediate Participant may become insolvent. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the Corporate Loan may be subject to certain defenses that can be asserted by such Borrower as result of improper conduct by the Agent Bank or Intermediate Participant.

  Because the Fund will regard the issuer of a Corporate Loan as including the Borrower under a Corporate Loan Agreement, the Agent Bank and any Intermediate Participant, the Fund may be deemed to be concentrated in securities of issuers in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies. As a result, the Fund is subject to certain risks associated with such institutions. Banking and thrift institutions are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which such institutions may make and the profitability of these institutions is largely dependent on the availability and cost of capital funds. In addition, general economic conditions are important to the operation of these institutions, with exposure to credit losses resulting from possible financial difficulties of borrowers potentially having an adverse effect. Insurance companies are also affected by economic and financial conditions and are subject to extensive government regulation, including rate regulations. Individual companies may be exposed to material risks, including reserve inadequacy. There are no restrictions on the extent to which the Fund may be exposed to the credit risk of a particular institution with regard to theses transactions, and no specific rating standards to which the Fund must adhere in this regard.

  DISTRESSED SECURITIES. The Fund may invest up to 10% of its total assets in Distressed Securities. Investment in Distressed Securities is speculative and involves significant risk, including possible loss of the principal invested. Distressed Securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund pursues its secondary objective of capital growth through investment in Distressed Securities, the Fund's ability to achieve current income for its Shareholders may be diminished.

  LEVERAGE. The use of leverage by the Fund creates an opportunity for increased net income and capital growth for the Shares, but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The Fund intends to utilize leverage to provide the Shareholders with a potentially higher return. Leverage creates risks for Shareholders including the likelihood of greater volatility of net asset value and market price of the Shares and the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares may affect the return to the Shareholders. To the extent the income or capital growth derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital growth from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Shareholders as dividends and other distributions will be reduced. In the latter case, Conseco Capital in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it deems such action to be appropriate under the circumstances. During periods in which the Fund is utilizing financial leverage, the Management and Administration Fee payable to Conseco Capital will be higher than if the Fund did not utilize a leveraged capital structure because these fees are calculated as a percentage of the Fund's Managed Assets including those purchased with leverage. Certain types of borrowings by the Fund may result in the Fund's being subject to covenants in credit agreements, including those relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more Rating Agencies, which may issue ratings for the corporate debt securities or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. It is not anticipated that these covenants or guidelines will impede Conseco Capital in managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

  FOREIGN SECURITIES. Investing in securities of foreign entities and securities denominated in foreign currencies involves certain risks not involved in domestic investments, including, but not limited to, fluctuations in foreign exchange and interest rates, future foreign political and economic developments, different legal systems and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Securities prices in different countries are subject to different economic, financial, political and social factors. Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies. In addition, with respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, difficulty in obtaining or enforcing a court judgment, economic, political or social instability or diplomatic developments that could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Certain foreign investments also may be subject to foreign withholding taxes. These risks often are heightened for investments in smaller, emerging capital markets.

  Investments in securities of foreign issuers may involve additional risks arising from differences between U.S. and foreign securities markets (including, among other things, less volume, much greater price volatility in and illiquidity of certain foreign securities markets, different trading and settlement practices and less governmental supervision and regulation), from changes in currency exchange rates, from high and volatile rates of inflation and, as with domestic multinational corporations, from fluctuating interest rates.

  Investment in certain foreign securities, especially those of issuers in certain emerging market countries, is restricted or controlled to varying degrees by government regulation which may at times limit or preclude investment in certain foreign securities and increase the costs and expenses of the Fund. Certain foreign countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit investment by foreign persons to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors. Certain foreign countries, especially certain emerging market countries, may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect the Fund. In addition, if a deterioration occurs in the country's balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in foreign countries may require the Fund to adopt special procedures, seek local governmental approvals or take other actions, each of which may involve additional costs to the Fund.

  In addition, there may be less publicly available information about a foreign issuer, especially one located in an emerging market country, than about comparable U.S. issuers, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected if the financial statements had been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations.

  Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities held by the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and subject to risk of revaluation and therefore may affect the value of securities denominated in such currencies.

  Investments in foreign sovereign debt securities, especially in emerging market countries, will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. A substantial portion of the Fund's foreign sovereign and foreign corporate debt securities portfolio is expected to be issued by issuers/obligors located in emerging markets countries, and investments in such securities are particularly speculative.

  The ability of a foreign sovereign obligor, especially an obligor in an emerging market country, to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates, the extent of its foreign reserves, and the particular country's cash flow situation, international currency reserves, access to foreign exchange, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and the government's policy towards the International Monetary Fund (the "IMF"), the International Bank for Reconstruction and Development (the "World Bank") and other international agencies to which a government debtor may be subject. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt. The risks enumerated above generally are heightened with regard to issuers in emerging market countries.

  In the event a governmental obligor defaults on its obligations, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements. Payments to holders of the foreign sovereign debt securities in which the Fund may invest may be subject to withholding and other taxes imposed by a foreign government. Although the holders may be entitled to tax gross-up payments from the issuers of such instruments, there is no assurance that such payments will be made.

  As a result of these potential risks, Conseco Capital may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including Conseco Capital, have had no or limited prior experience.

  ILLIQUID SECURITIES. The Fund may invest without limit in obligations for which no readily available market exists or which are otherwise illiquid, subject to the Fund's policy of not investing in excess of 30% of the Fund's assets in foreign securities or in excess of 10% of its assets in Distressed Securities. The Fund may not be able readily to dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

  MORTGAGE-RELATED SECURITIES. Mortgage-related securities are subject to credit risks associated with the performance of the underlying mortgage properties. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties. In addition, these securities are subject to prepayment risk, although commercial mortgages typically have shorter maturities than residential mortgages and prepayment protection features. In certain instances, the credit risk associated with mortgage-related securities can be reduced by third-party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk which is generally unrelated to the rating assigned to the mortgage-related security. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral. Certain mortgage-related securities that may be purchased by the Fund, such as inverse floating rate collateralized mortgage obligations, have coupons that move inversely to a multiple of a specific index which may result in a form of leverage. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to the Fund. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a Rating Agency. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on the Fund's mortgage-related securities to decrease broadly, the Fund's effective duration, and thus sensitivity to interest rate fluctuations, would increase.

  NON-DIVERSIFIED STATUS. The Fund is classified as a "non-diversified" management investment company under the Investment Company Act, which means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a "diversified" management investment company. Accordingly, the Fund may be subject to greater risk with respect to its portfolio securities than a management investment company that is "diversified" because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the net asset value of the Shares.

  MARKET PRICE, DISCOUNT AND NET ASSET VALUE OF SHARES. Shares of closed-end management investment companies in the past frequently have traded at a discount to their net asset values. The risk of loss associated with this characteristic of closed-end management investment companies may be greater for investors purchasing Shares in the initial public offering and expecting to sell the Shares soon after the completion thereof. Whether investors will realize gains or losses upon the sale of Shares will not depend directly upon the Fund's net asset value, but will depend upon the market price of the Shares at the time of sale. Since the market price of the Shares will be determined by such factors as relative demand for and supply of the Shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the Shares will trade at, below or above net asset value or at, below or above the initial offering price. The Shares are designed primarily for long-term investors, and investors in the Shares should not view the Fund as a vehicle for trading purposes.

  ANTI-TAKEOVER PROVISIONS. The Fund's Declaration of Trust contains provisions limiting (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions, and (iii) the ability of the Fund's Trustees or Shareholders to amend the Declaration of Trust. These provisions of the Declaration of Trust may be regarded as "anti-takeover" provisions. These provisions could have the effect of depriving the Shareholders of opportunities to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction.

  YEAR 2000 RISKS. Like other financial and business organizations, the Fund could be adversely affected if computer systems on which it relies do not properly process date-related information and data involving the years 2000 and after. The Manager is taking steps that it believes are reasonable to address this problem in its own computer systems and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. The Manager also attempts to evaluate the potential impact of this problem on the issuers of investment securities that the Fund purchases. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

                            INVESTMENT RESTRICTIONS

  The Fund has adopted the following investment restrictions as fundamental policies, which cannot be changed without approval by the holders of a majority of the Fund's outstanding voting securities (as defined in the Investment Company Act). The Fund may not:

    1. Purchase any security if as a result 25% or more of the its total assets of the Fund would be invested in the securities of issuers having their principal business activities in the same industry, provided that this restriction does not apply to U.S. Government Securities (as defined in this Prospectus).

    2. Purchase or sell in commodities or commodity contracts, except that the Fund may purchase and sell options, futures contracts and options thereon and may engage in interest rate and foreign currency transactions.

    3. Purchase, hold, deal in or sell real estate, or oil, gas or other mineral leases or exploration or development programs, except (i) as the foregoing may be acquired through foreclosure, provided that these are liquidated in a commercially reasonable period thereafter, and (ii) that the Fund may purchase and sell securities that are issued by companies that invest in, or that are secured by, oil, gas or other minerals, real estate, or interests therein.

    4. Issue senior securities or borrow money except as permitted by the Investment Company Act.

    5. Make loans of its assets if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties except through (a) entering into repurchase agreements and (b) purchasing debt instruments or other investments of the type contemplated by the Fund's investment objectives and policies.

    6. Underwrite securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act, as amended, in connection with the purchase or sale of portfolio securities.

                            MANAGEMENT OF THE FUND

  INVESTMENT MANAGER AND ADMINISTRATOR. Conseco Capital located at 11825 N. Pennsylvania Street, Carmel, Indiana 46032, serves as investment manager and administrator to the Fund. Conseco Capital is a wholly-owned subsidiary of Conseco, Inc., a publicly-owned financial services company, the principal operations of which are in development, marketing, and administration of specialized annuity, life and health insurance products. Conseco Capital also provides investment management and advisory services to ten mutual funds, as well as to public and corporate pension plans, corporations, individuals, foundations and endowments, and manages all of the invested assets of its parent company, Conseco, Inc., which owns or manages several life insurance subsidiaries. As of March 31, 1998, Conseco Capital managed in excess of $32 billion in assets, approximately $3.5 billion of which consisted of High Yield Obligations and approximately $2.3 billion of which were invested in foreign securities. Total assets under management have increased from approximately $16.1 billion in 1992.

  Conseco Capital supervises and assists in the overall management of the Fund's affairs under an Investment Management and Administration Agreement with the Fund, subject to the authority of the Fund's Board in accordance with Massachusetts law. Conseco Capital manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board. Conseco Capital is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities. Conseco Capital also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund as well as for other funds advised by Conseco Capital. Peter C. Andersen, CFA, and William F. Ficca are the Fund's portfolio managers. They have held those positions since the Fund's inception. Mr. Andersen has been employed by Conseco Capital as Second Vice President since 1997. Prior thereto, Mr. Andersen was a portfolio manager for Colonial Management Associates in Boston, where he managed over $650 million in high yield, tax-free investment companies, including two closed-end investment companies. Mr. Andersen also serves as co-manager to the Conseco High Yield Fund, an open-end mutual fund which invests in high yield securities. Mr. Ficca has been employed by Conseco Capital as Vice President since 1991, serves as the Director of Fixed Income Research and as portfolio manager of certain other investment products managed by the Manager. In addition, he also manages the Fund's research efforts. Prior thereto, he worked in investment banking and traded corporate and government bonds. Conseco Capital provides research services for the Fund and for other funds advised by Conseco Capital through a professional staff of portfolio managers and securities analysts. Under the direction of the Fund's portfolio managers, Conseco Capital's team of analysts will select individual securities for the Fund. Each analyst has developed expertise in a particular industry. The same management team is responsible for the Conseco High Yield Fund, and various client portfolios. Conseco Capital believes in a "bottom up" investment strategy of selecting individual securities (i.e., analysis on a case-by-case basis). It believes that this research driven approach helps to manage risk and to identify potentially attractive investments.

  Conseco Capital also provides administration services to the Fund that include, among other services, maintaining office facilities on behalf of the Fund, furnishing certain statistical and research data, clerical help, data processing, certain bookkeeping and internal auditing services, arranging for persons to serve as Fund officers, preparing or assisting in preparing materials for Shareholders and regulatory bodies, and overseeing the provision to the Fund of custodial, accounting and certain other required services to the Fund. Conseco Capital also may make such advertising and promotional expenditures, using its own resources, as it deems appropriate. Conseco Capital may engage its affiliate Conseco Services LLC ("Conseco Services") to provide some or all of these administration services to the Fund, and will compensate Conseco Services out of its own assets, and not those of the Fund.


  The following persons are officers and/or directors of Conseco
Capital: Maxwell E. Bublitz, President and Chief Executive Officer; William T. Devanney, Jr., Senior Vice President, Corporate Taxes; Albert J. Gutierrez, Senior Vice President, Investments; Gregory J. Hahn, Senior Vice President, Portfolio Analytics; Thomas A. Meyers, Senior Vice President, Director of Marketing; Nora A. Bammann,Vice President, Investment Operations; Andrew S. Chow, Vice President, Investments; Christene H. Darnell, Vice President, Management Reporting; Joseph F. DeMichele, Vice President, Investments; William F. Ficca, Vice President, Director of

Research; Eric R. Johnson, Vice President, Senior Securities Analyst; John R. Kline, Vice President, Finance and Treasurer; William P. Latimer, Esq., Vice President, Senior Counsel and Secretary, Chief Compliance Officer; Jude T. Driscoll, Vice President, Investments; Thomas J. Pence, Vice President, Investments; See Yeng Quek, Vice President, Investments; N. Gordon Smith, Vice President, Portfolio Analytics; Andrew E. Sommers, Vice President, Portfolio Analytics; Eric D. Todd, Vice President, Senior Securities Analyst; Upender V. Rao, Vice President, Senior Securities Analyst; Jeffrey A. Whitehead, Director of Insurance Marketing; Virgil R. Barber, Jr., Director of Taft-Hartley Marketing; Richard W. Burke, II, Second Vice President, Investment Information System; Peter C. Andersen, Second Vice President, Portfolio Manager; Robert L. Cook, Second Vice President, Senior Securities Analyst; Mohammed S. Alhaffar, Assistant Vice President, Technical Support; Karen R. Palczynski, Assistant Vice President, Portfolio Manager; Rodney A. Schmucker, Assistant Vice President, Investment Operations; Lisa M. Zimmerman, Assistant Vice President, Corporate Taxes; John C. Saf, Assistant Vice President, Asset Liability Analyst; Ryan K. Brist, Assistant Vice President, Investments; Mathew J. Stephens, Assistant Vice President, Quantitative Analyst; Wei Wei, Assistant Vice President, Quantitative Analyst; Michael R. Glickman, Assistant Vice President, Senior Securities Analyst; DIRECTORS: Maxwell E. Bublitz, Rollin M. Dick, William P. Latimer, Esq.

  INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENT. Conseco Capital provides investment management and administration services to the Fund pursuant to the Investment Management and Administration Agreement (the "Agreement") dated
    , 1998 with the Fund. As compensation for Conseco Capital's services to the Fund, the Fund has agreed to pay Conseco Capital a monthly investment management and administration fee ("Management and Administration Fee") at the annual rate of 0.90 of 1% of the value of the average weekly value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) (the "Managed Assets"). After an initial term of 2 years, the Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the Investment Company Act) of the Fund or Conseco Capital, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement was approved by the Fund's Board, including a majority of the Board members who are not "interested persons" of any party to the Agreement, at a meeting
held on July   , 1998. The Agreement was approved by the Fund's initial
Shareholder on July   , 1998. The Agreement is terminable without penalty, on
60 days' notice, by the Fund's Board or by vote of the holders of a majority of the outstanding voting securities (as defined in the Investment Company
Act) of the Fund, or, on not less than 90 days' notice, by Conseco Capital. The Agreement will terminate automatically in the event of its assignment (as defined in the Investment Company Act). Conseco Capital or an affiliate (not the Fund) from its own assets will pay a commission to the Underwriters in connection with sales of the Shares. Conseco Capital may recover some or all of this expense to the extent that it realizes a profit from fees paid under the Agreement.

  During periods in which the Fund is utilizing financial leverage, the Management and Administration Fee payable to Conseco Capital will be higher than if the Fund did not utilize a leveraged capital structure because these fees are calculated as a percentage of the Fund's Managed Assets including those purchased with leverage.

  EXPENSES. All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by Conseco Capital. The expenses borne by the Fund include: taxes, interest, brokerage fees and commissions, if any, fees of Board members who are not officers, trustees, employees or holders of 5% or more of the outstanding voting securities of Conseco Capital or any of its affiliates, SEC fees, state Blue Sky qualification fees, advisory and administration fees, shareholder servicing fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, expenses of reacquiring Shares, expenses in connection with the Fund's Automatic Dividend Reinvestment Plan, costs of maintaining the required books and accountings of the Fund (including the costs of calculating the net asset value of the Fund's Shares), costs of preparing reports regarding the Fund's financial transactions, the Fund's tax returns and certain SEC and state regulatory filings, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses, and mailing Share certificates, proxy statements and costs of Shareholders' reports and meetings, and any extraordinary expenses.

                       TRUSTEES AND OFFICERS OF THE FUND

  The Fund has a Board composed of five (5) Trustees which supervises the Fund's investment activities and reviews contractual arrangements with companies that provide the Fund with services. The following lists the Trustees and officers and their positions with the Fund and their present and principal occupations during the past five years. Each Trustee who is an "interested person" (as defined in the Investment Company Act) of the Fund is indicated by an asterisk (*). All of the Trustees also serve as Trustees of two open-end investment companies managed by Conseco Capital, Conseco Series Trust ("CST") and Conseco Fund Group ("CFG"). Each Trustee serves on the Audit Committee of the Board. Each Trustee who is not an "interested person" serves on the Nominating Committee of the Board. All of the Fund's officers listed below, except Mr. Hahn, also serve as officers for CST and CFG.

TRUSTEES AND OFFICERS OF THE FUND

  The Trustees and officers of the Fund, their affiliations, if any, with the Manager and their principal occupations are set forth below.

     NAME, ADDRESS             POSITION HELD              PRINCIPAL OCCUPATION(S)
        AND AGE                WITH THE FUND                DURING PAST 5 YEARS
     -------------             -------------              -----------------------
William P. Daves,         Chairman of the Board,   Consultant to insurance and healthcare
 Jr.(72)................  Trustee                  industries. Director, President and
 5723 Trail Meadow                                 Chief Executive Officer, FFG Insurance
 Dallas, TX 75230                                  Co. Chairman of the Board and Trustee
                                                   of CFG and CST.
Maxwell E. Bublitz*       President and Trustee    Chartered Financial Analyst. President
 (42)...................                           and Director, Conseco Capital.
 11825 N. Pennsylvania                             Previously, Senior Vice President,
 St.                                               Conseco Capital. President and Trustee
 Carmel, IN 46032                                  of CFG and CST.
Harold W. Hartley (74)..  Trustee                  Retired. Chartered Financial Analyst.
 317 Peppard Drive, S.W.                           Previously, Executive Vice President,
 Ft. Myers Beach, Fl                               Tenneco Financial Services, Inc.
 33913                                             Trustee of CFG and CST.
Dr. R. Jan LeCroy (67)..  Trustee                  Retired. Previously President, Dallas
 Dallas Citizens Council                           Citizens Council. Trustee of CFG and
 1201 Main Street,                                 CST. Director, Southwest Securities
 Suite 2444                                        Group, Inc.
 Dallas, TX 75202
Dr. Jesse H. Parrish      Trustee                  Former President, Midland College.
 (70)...................                           Higher Education Consultant. Trustee
 2805 Sentinel                                     of CFG and CST.
 Midland, TX 79701
Gregory J. Hahn (37)....  Vice President           Chartered Financial Analyst. Senior
 11825 N. Pennsylvania                             Vice President, Conseco Capital.
 St.                                               Portfolio Manager of the fixed income
 Carmel, IN 46032                                  portion of Conseco Balanced and Fixed
                                                   Income Funds. Trustee of CFG.

     NAME, ADDRESS             POSITION HELD              PRINCIPAL OCCUPATION(S)
        AND AGE                  WITH FUND                  DURING PAST 5 YEARS
     -------------             -------------              -----------------------
William P. Latimer        Vice President and       Vice President, Senior Counsel,
 (62)...................  Secretary                Secretary, Chief Compliance Officer
 11825 N. Pennsylvania                             and Director of Conseco Capital. Vice
 St.                                               President, Senior Counsel, Secretary
 Carmel, IN 46032                                  and Director, Conseco Equity Sales,
                                                   Inc. Vice President and Secretary of
                                                   CFG and CST. Previously, Consultant to
                                                   securities industry. Previously,
                                                   Senior Vice President--Compliance,
                                                   USF&G Investment Services, Inc. and
                                                   Vice President, Axe-Houghton
                                                   Management Inc.
James S. Adams (38).....  Treasurer                Senior Vice President, Bankers
 11825 N. Pennsylvania                             National, Great American Reserve.
 St.                                               Senior Vice President, Treasurer, and
 Carmel, IN 46032                                  Director, Conseco Equity Sales, Inc.
                                                   Senior Vice President and Treasurer,
                                                   Conseco Services, LLC. Treasurer of
                                                   CFG and CST.
William T. Devanney, Jr.  Vice President           Senior Vice President, Corporate
 (42)...................                           Taxes, Bankers National and Great
 11825 N. Pennsylvania                             American Reserve. Senior Vice
 St.                                               President, Corporate Taxes, Conseco
 Carmel, IN 46032                                  Equity Sales, Inc. and Conseco
                                                   Services LLC. Vice President of CFG
                                                   and CST.

--------

* The Trustee so indicated is an "interested person," as defined in the Investment Company Act, of the Fund due to the positions indicated with the Manager and its affiliates.

  The address of each officer of the Fund is 11825 N. Pennsylvania Street, Carmel, Indiana 46032.

  The officers and Trustees of the Fund as a group owned beneficially less
than 1% of the total shares of the Fund outstanding as of      , 1998.

  No officer of the Fund receives any compensation from the Fund for serving as an officer or Trustee of the Fund. The Fund pays each disinterested Trustee $5,000 per annum. In addition, the Fund pays each disinterested Trustee $1,000 per Board meeting attended and reimburses each Trustee for travel and out-of-pocket expenses.

ESTIMATED AGGREGATE TOTAL COMPENSATION FROM THE FUND AND FUND COMPLEX

  The following table shows the estimated compensation of each disinterested Trustee for the fiscal year ending December 31, 1998.

                              COMPENSATION TABLE

                                                 TOTAL COMPENSATION FROM INVESTMENT
                         AGGREGATE COMPENSATION COMPANIES IN THE FUND COMPLEX PAID TO
     NAME OF PERSON          FROM THE FUND*        TRUSTEES (INCLUDES CST AND CFG)
     --------------      ---------------------- -------------------------------------
William P. Daves, Jr....         $8,000                        $26,000
Harold W. Hartley.......         $8,000                        $26,000
Dr. R. Jan LeCroy.......         $8,000                        $26,000
Dr. Jesse H. Parrish....         $8,000                        $26,000

--------

*   Compensation received from the Fund in 1998 includes an annual fee.

                            PORTFOLIO TRANSACTIONS

  Conseco Capital assumes general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of Conseco Capital and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, and to the Conduct Rules of the NASD, Conseco Capital may select brokers who provide research or other services or who sell shares of the Fund to effect portfolio transactions. Such services may be useful to Conseco Capital in serving both the Fund and other investment advisory clients which it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to Conseco Capital in carrying out its obligations to the Fund. Conseco Capital may also select an affiliated broker to execute transactions for the Fund or other funds managed, advised or administered by Conseco Capital, provided that the commissions, fees or other remuneration paid to such affiliated broker are reasonable and fair as compared to that paid to non-affiliated brokers for comparable transactions.

  The Fund does not have a predetermined rate of portfolio turnover since such turnover will be incidental to transactions taken with a view to achieving its objectives. It is anticipated that the annual turnover rate of the Fund normally will not exceed 400%. Turnover rates in excess of 100% generally result in higher transaction costs and a possible increase in realized short-term capital gains or losses.

                       DETERMINATION OF NET ASSET VALUE

  The Fund's net asset value per share is determined on the last business day of each week and each month, as of the close of regular trading on the New York Stock Exchange on that day (normally 4:00 p.m. Eastern Time) by dividing the value of the Fund's net assets by the number of Fund shares outstanding.

  The assets of the Fund are valued as follows: Securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the mean between the closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from one or more dealers that make markets in the securities. Fund securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Debt securities with maturities of sixty (60) days or less are valued at amortized cost.

  Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Interests in such securities, including Corporate Loans and Distressed Securities, will be valued by Conseco Capital on behalf of the Fund on the basis of available market quotations and transactions in instruments which Conseco Capital believes may be comparable to these investments with respect to the following characteristics: credit quality, interest rate, interest rate redetermination period and maturity. Such instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate securities which have rate redetermination periods comparable to the Corporate Loans and Distressed Securities in the Fund's portfolio. In determining the relationship between such instruments and such investments in the Fund's portfolio, Conseco Capital will consider on an ongoing basis, among other factors, (i) the credit worthiness of the Borrower and (ii) the current interest rate, the period until next interest rate redetermination and maturity of such interests. Because a secondary trading market in Corporate Loans has not yet fully developed, in valuing Corporate Loans, Conseco Capital may not rely solely on but may consider, to the extent it believes such information to be reliable, prices or quotations provided by banks, dealers or pricing services with respect to secondary market transactions in Corporate Loans. To the extent that an active secondary market in Corporate Loans develops to a reliable degree, Conseco Capital may rely to an increasing extent on such market prices and quotations in valuing the Corporate Loans in the Fund's portfolio.

  Portfolio securities may be valued on the basis of prices furnished by one or more pricing services which determine prices for securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.


  The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                       DIVIDENDS AND OTHER DISTRIBUTIONS

  The Fund intends to distribute substantially all of its net investment income monthly. All net realized capital gains, if any, either will be distributed to the Fund's Shareholders at least annually or will be retained by the Fund, in which event the retained gains will be subject to Fund-level tax that, in effect, will be "passed through" to the Shareholders. The Fund will distribute to the Shareholders at least annually all net realized gains from foreign currency transactions, if any. The Fund may make additional distributions if necessary to avoid a 4% excise tax on certain undistributed income and capital gain. See "Taxes." The Fund may change the foregoing distribution policy if its experience indicates, or its Board of Trustees for any reason determines, that changes are desirable.

  Under the Investment Company Act, the Fund is not permitted to incur indebtedness unless after such incurrence the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of the indebtedness. Additionally, under the Investment Company Act, the Fund may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless its aggregate indebtedness has, at the time of the declaration of any such dividend or other distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of the dividend, other distribution, or purchase price, as the case may be. While any preferred shares are outstanding, the Fund may not declare any cash dividend or other distribution on the Shares, unless at the time of the declaration, (1) all accumulated preferred share dividends have been paid and (2) the net asset value of the Fund's portfolio (determined after deducting the amount of the dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred shares (expected to be equal to the original purchase price per share plus any accumulated and unpaid dividends thereon). In addition to the limitations imposed by the Investment Company Act as described in this paragraph, certain lenders may impose additional restrictions on the payment of dividends or other distributions on the Fund's Shares in the event of a default on the Fund's borrowings. Any limitation on the Fund's ability to make distributions on its Shares could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company ("RIC"). See "Other Investment Practices--Leverage" and "Taxes."

  See "Automatic Dividend Reinvestment Plan" for information concerning the manner in which dividends and other distributions to Shareholders may be automatically reinvested in Shares. Dividends and other distributions will be taxable to Shareholders whether they are reinvested in Shares or received in cash.

  The Fund expects that it will commence paying dividends within 60 days of the date of this Prospectus.

                                     TAXES

  The following discussion is a general summary of certain U.S. federal income tax considerations relating to the Fund and to the acquisition, ownership and disposition of Shares. The discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury regulations and rulings now in effect, all of which are subject to change, possibly retroactively. This summary does not purport to discuss all the income tax consequences applicable to the Fund or to investors that may be subject to special tax rules, such as banks, tax-exempt organizations, insurance companies, dealers in securities or currencies, persons that will hold the

Shares as part of an integrated investment (including a "straddle") comprised of Shares and one or more other positions, or persons having a "functional currency" other than the U.S. dollar. Investors considering the purchase of Shares should consult their own tax advisors regarding the application U.S. federal income tax laws to their particular situations, as well as any tax consequences arising under the laws of any state, local, or foreign taxing jurisdiction.

  TAXATION OF THE FUND. The Fund intends to elect to be, and to qualify to be treated as, a RIC under the Code. For each taxable year that the Fund so qualifies, the Fund (but not the Shareholders) will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to the Shareholders.

  To qualify for treatment as a RIC under the Code, the Fund must elect to be so treated, must distribute to the Shareholders for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other
RICs) of any one issuer.

  The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31st of that year, plus certain other amounts. For these purposes, any such income retained by the Fund, and on which it pays federal income tax, will be treated as having been distributed. The Fund anticipates that it will make such distributions as are necessary to avoid the imposition of the Excise Tax.

  The Fund may acquire zero coupon or other securities issued with original issue discount. As a holder of such securities, the Fund must include in its gross income the original issue discount that accrues on them during the taxable year, even if it receives no corresponding payment on the securities during the year. The Fund also must include in its gross income each year any "interest" distributed in the form of additional securities on payment-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued original issue discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may recognize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

  The use of certain Derivatives, such as selling (writing) and purchasing options and futures and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. These rules also may require the Fund to "mark to market" (that is, treat as sold for their fair market value) at the end of each taxable year certain positions in its portfolio, which may cause the Fund to recognize income or gain without receiving cash with which to make distributions necessary to satisfy the Distribution Requirement and avoid imposition of the Excise Tax.

  Gains from the disposition of foreign currencies, and gains from options, futures and forward currency contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement. Under section 988 of the Code, foreign currency gains or losses from certain forward contracts not traded in the interbank market as well as certain other gains or losses attributable to currency exchange rate fluctuations are typically treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gain and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the distributions by the Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gain.

  Income received and gains realized by the Fund from investments in foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce its yield and/or total return thereon. Such taxes will not be deductible or creditable by Shareholders. Tax conventions between certain countries and the United States may reduce or eliminate those taxes.

  If the Fund has an "appreciated financial position"--generally, an interest (including an interest through an option, futures or forward currency contract, or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis--and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward currency contract entered into by the Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

  TAXATION OF THE SHAREHOLDERS. Dividends from the Fund's investment company taxable income (whether received in cash or reinvested in additional Shares) generally will be taxable to the Shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gain (whether received in cash or reinvested in additional Shares), when designated as such, will be taxable to the Shareholders as long-term capital gain, regardless of how long they have held their Shares. (See below for a summary of the tax rates applicable to capital gain distributions.) A participant in the Automatic Dividend Reinvestment Plan will be treated as having received a distribution in the amount of the cash used to purchase Shares on his or her behalf, including a pro rata portion of the brokerage fees incurred by the Transfer Agent. Distributions by the Fund to the Shareholders in any year that exceed the Fund's earnings and profits generally may be applied by each Shareholder against his or her basis for the Shares, and any such distribution in excess of that basis will be taxable at capital gains rates (assuming the Shares are held as a capital asset). Shareholders who are not liable for tax on their income and whose Shares are not debt-financed generally are not required to pay tax on dividends or other distributions they receive from the Fund.

  The Fund may retain its net capital gain for investment. If the Fund does so, however, it will be subject to a tax of 35% on the retained amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to the Shareholders, who (1) will be required to include in income for tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount, (2) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds those liabilities, and (3) will increase the tax basis of their Shares by an amount equal to 65% of the amount of undistributed capital gain included in their gross income.

  The Fund will notify the Shareholders following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid) that year and undistributed capital gain designated for that year. The information regarding capital gain distributions and undistributed capital gain will designate the portion thereof subject to the different maximum rates of tax applicable to noncorporate taxpayers' net capital gain indicated below.

  Dividends and other distributions declared by the Fund in December of any year and payable to Shareholders of record on a date in that month will be deemed to have been paid by the Fund and received by the Shareholders on December 31st if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to the Shareholders for the year in which that December 31st falls.

  An investor should be aware that, if Shares are purchased shortly before the record date for any dividend or other distribution, the investor will pay full price for the Shares and will receive some portion of the purchase price back as a taxable distribution.

  On the sale or exchange of Shares (including a sale pursuant to a Share repurchase or tender offer by the Fund), a Shareholder generally will recognize a taxable gain or loss equal to the difference between his or her adjusted basis for the Shares and the amount received. Any such gain or loss will be treated as a capital gain or loss if the Shares are capital assets in the Shareholder's hands and will be long-term capital gain or loss if the Shares have been held for more than one year. (See below for a discussion of the tax rates applicable to capital gains.) Any loss recognized on a sale or exchange of Shares that were held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any capital gain distributions previously received thereon or any undistributed capital gain designated with respect thereto. A loss realized on a sale or exchange of Shares will be disallowed to the extent those Shares are replaced by other Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Shares (which could occur, for example, as a result of participation in the DRIP). In that event, the basis of the replacement Shares will be adjusted to reflect the disallowed loss.

  Under the Taxpayer Relief Act of 1997 ("1997 Tax Act"), the maximum tax rates applicable to net capital gains recognized by individuals and other noncorporate taxpayers are (1) the same as ordinary income rates for capital assets held for one year or less, (2) 28% for capital assets held for more than one year but not more than 18 months and (3) 20% (10% for taxpayers in the 15% marginal tax bracket) for capital assets held for more than 18 months. The 1997 Tax Act did not affect the maximum net capital gain tax rate for corporations, which remains at 35%. These rates will apply to distributions of net capital gain by the Fund (if, as expected, the Fund designates net capital gain distributions as 28% rate gain distributions and/or 20% rate gain distributions, in accordance with its holding periods for the securities it sold that generated the distributed gains), as well as to gains recognized on sales and exchanges of Shares. With respect to capital losses recognized on dispositions of Shares held six months or less that are treated as long-term capital losses to the extent of prior capital gain distributions received thereon (see discussion in the preceding paragraph), it is unclear which category of gain those capital losses offset. Shareholders should consult their own tax advisers as to the application of these capital gains tax rates to their particular circumstances.

  The Fund is required to withhold 31% of all dividends, capital gain distributions and repurchase proceeds payable to any individual Shareholders and certain other noncorporate Shareholders who do not provide the Fund with a correct taxpayer identification number. The Fund is also required to withhold 31% of all dividends and capital gain distributions payable to such Shareholders who otherwise are subject to backup withholding.

                     AUTOMATIC DIVIDEND REINVESTMENT PLAN

  Pursuant to the Fund's Automatic Dividend Reinvestment Plan (the "DRIP"), unless a Shareholder otherwise elects, all dividends and capital gain distributions will be automatically reinvested in additional Shares by PNC Bank, National Association ("PNC"), as agent for Shareholders in administering the DRIP (the "DRIP Agent"). Shareholders who elect not to participate in the DRIP will receive all dividends and other distributions in cash paid by check mailed directly to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee) by PNC as dividend disbursing agent. DRIP participants may elect not to participate in the DRIP and to receive all dividends and capital gain distributions in cash by sending written instructions to PNC, as dividend disbursing agent, at the address set forth below. Participation in the DRIP is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the DRIP Agent not less than ten days prior to any distribution record date; otherwise such termination will be effective with respect to any subsequently declared dividend or other distribution.

  Whenever the Fund declares an income dividend or a capital gain distribution (collectively referred to in this section as "dividends") payable either in Shares or in cash, non-participants in the DRIP will receive cash and participants in the DRIP will receive the equivalent in Shares. The Shares will be acquired by the DRIP Agent or an independent broker-dealer for the participants' accounts, depending upon the circumstances described below, either (1) through receipt of additional unissued but authorized Shares from the Fund ("newly issued shares") or (2) by purchase of outstanding Shares on the open market ("open-market purchases") on the NYSE or elsewhere. If on the payment date for the dividend, the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the DRIP Agent will invest the dividend amount in newly issued Shares on behalf of the participants. The number of newly issued Shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per Share on the date the Shares are issued, provided that the maximum discount from the then current market price per Share on the date of issuance may not exceed 5%. If on the dividend payment date, the net asset value per Share is greater than the market value thereof (such condition being referred to herein as "market discount"), the DRIP Agent will invest the dividend amount in Shares acquired on behalf of the participants in open-market purchases.

  In the event of a market discount on the dividend payment date, the DRIP Agent will have until the last business day before the next date on which the Shares trade on an "ex-dividend" basis, but no more than 30 days after the dividend payment date (the "last purchase date"), to invest the dividend amount in Shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the DRIP Agent has completed its open-market purchases, the market price of a Share exceeds the net asset value per Share, the average per Share purchase price paid by the DRIP Agent may exceed the net asset value per share, resulting in the acquisition of fewer Shares than if the dividend had been paid in newly issued Shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the DRIP provides that if the DRIP Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the DRIP Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued Shares at the close of business on the last purchase date.

  The DRIP Agent maintains all Shareholders' accounts in the DRIP and furnishes written confirmation of all transactions in the accounts, including information needed by Shareholders for tax records. Shares in the account of each DRIP participant will be held on his or her behalf by the DRIP Agent on behalf of the DRIP participant, and each Shareholder proxy will include those Shares purchased or received pursuant to the DRIP. The DRIP Agent will forward all proxy solicitation materials to participants and vote proxies for Shares held pursuant to the DRIP in accordance with the instructions of the participants.

  In the case of Shareholders such as banks, brokers or nominees that hold Shares for others who are the beneficial owners, the DRIP Agent will administer the DRIP on the basis of the number of Shares certified from time to time by the record Shareholder's name and held for the account of beneficial owners who participate in the DRIP.

  There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of dividends payable either in Shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the DRIP Agent's open-market purchases in connection with the reinvestment of dividends.

  The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on the dividends. See "Taxes."

  Shareholders participating in the DRIP may receive benefits not available to Shareholders not participating in the DRIP. If the market price (plus commissions) of the Fund's Shares is above their net asset value, participants in the DRIP will receive Shares of the Fund at less than they could otherwise purchase them and will have Shares with a cash value greater than the value of any cash distribution they would have received on their Shares. If the market price (plus commissions) is below the net asset value, participants will receive distributions in Shares with a net asset value greater than the value of any cash distribution they would have received on their Shares. However, there may be insufficient Shares available in the market to make distributions in Shares at prices below the net asset value. Also, because the Fund does not redeem its Shares, the price on resale may be more or less than the net asset value. See "Taxes" for a discussion of tax consequences of participating in the DRIP.

  Experience under the DRIP may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants in the DRIP; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.

  All correspondence concerning the DRIP should be directed to the DRIP Agent at PNC Bank, 400 Bellevue Parkway, Wilmington, DE 19809.

                                 UNDERWRITING

  The underwriters named below (the "Underwriters"), for whom Prudential Securities Incorporated, Crowell, Weedon & Co., Legg Mason Wood Walker Incorporated, McDonald & Company Securities, Inc., and Morgan Keegan & Company, Inc. are acting as representatives (the "Representatives"), have severally agreed, subject to the terms and conditions contained in the underwriting agreement (the "Underwriting Agreement"), to purchase from the Fund the number of Shares set forth below opposite their respective names:

                                                                        NUMBER
      UNDERWRITER                                                      OF SHARES
      -----------                                                      ---------
      Prudential Securities Incorporated..............................
      Crowell, Weedon & Co............................................
      Legg Mason Wood Walker Incorporated.............................
      McDonald & Company Securities, Inc..............................
      Morgan Keegan & Company, Inc....................................
                                                                       ---------
      Total........................................................... 4,000,000
                                                                       =========

  The Fund is obligated to sell, and the Underwriters are obligated to purchase, all of the Shares offered hereby, if any are purchased.

  As set forth in the notes to the table on the cover page of this Prospectus, the Sales Load to the Underwriters will not be paid by the Fund but by Conseco Capital or Conseco, Inc., from its own assets in the amount of $0.75 per Share (5.0% of the public offering price per Share) or an aggregate amount of $
($    assuming full exercise of the over-allotment option) for all Shares covered by this Prospectus. The Underwriters, through the Representatives, have advised the Fund that they propose to offer the Shares to the public initially at the public offering price set forth on the cover page of this Prospectus, and that the Underwriters may allow to selected dealers a
concession of $   per share and that such dealers may reallow a concession of
$   per share to certain other dealers. After completion of the offering, the initial public offering price and the concessions may be changed by the Representatives.

  The Fund has granted the Underwriters an option, exercisable for 60 days from the date of this Prospectus, to purchase up to an additional 600,000 Shares at the initial public offering price, less underwriting discounts and commissions as set forth on the cover page of this Prospectus. The Underwriters may exercise such option solely for the purpose of covering over-allotments incurred in the sale of the Shares offered hereby. To the extent that such option to purchase is exercised, each Underwriter will become obligated and will have a firm commitment, subject to certain conditions, to purchase approximately the same percentage of such additional Shares as the number set forth next to such Underwriter's name in the preceding table bears
to      .

  The Fund, Conseco Capital and Conseco, Inc. have agreed to indemnify the several Underwriters against and contribute to losses arising out of certain liabilities, including liabilities under the Securities Act.

  The Representatives have informed the Fund that the Underwriters do not intend to confirm sales to any accounts over which they exercise discretionary authority.

  The Fund, its officers and trustees, have agreed not to, directly or indirectly, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of any option to purchase or other sale or disposition) of any Shares of the Fund, or any securities convertible or exercisable or exchangeable for any Shares of the Fund (other than pursuant to the over-allotment option granted to the Underwriters, and pursuant to the DRIP), for a period of 180 days in the case of the Fund, and one year in the case of the Fund's officers and Trustees, from the closing of this offering, without the prior written consent of Prudential Securities Incorporated, on behalf of the Underwriters. Prudential Securities Incorporated may, in its sole discretion, at any time and without notice, release all or any portion of the Shares subject to the foregoing lock-up agreements.

  The Fund's Shares have been approved for listing on the NYSE under the symbol "CFD," subject to official notice of issuance. In order to meet one of the requirements for listing the Shares on the NYSE, the Underwriters have undertaken to sell (i) lots of 100 or more Shares to a minimum of 2,000 beneficial holders, (ii) a minimum of 1.1 million Shares and (iii) Shares with a minimum aggregate market value of $40.0 million.

  Prior to the Offering, there has been no public market for the Shares. The initial public offering price has been determined through negotiations between the Fund and the Representatives. Among the factors considered in such determination were prevailing market conditions, the yields and financial characteristics of registered investment companies that the Fund and the Representatives believe to be comparable to the Fund, the Fund's expected performance and yield, estimates of future earnings prospects of the Fund as a whole and the current state of the lower grade and corporate loan markets.

  In the ordinary course of their businesses, Prudential Securities Incorporated, other Underwriters, and their respective affiliates have in the past engaged, and may in the future engage, in investment banking or financial transactions with the Fund, the Manager and their affiliates.

  In connection with this offering, certain Underwriters (and selling group members, if any) and their respective affiliates may engage in transactions that stabilize, maintain or otherwise affect the market price of the Shares. Such transactions may include stabilization transactions effected in accordance with Rule 104 of Regulation M, pursuant to which such persons may bid for or purchase Shares for the purpose of stabilizing its market price. The Underwriters also may create a short position for the account of the Underwriters by selling more Shares in connection with this offering than they are committed to purchase from the Fund, and in such case may purchase Shares in the open market following completion of this offering to cover all or a portion of such short position. The Underwriters may also cover all or a portion of such short position, up to 600,000 Shares, by exercising the Underwriters' over-allotment option referred to previously. In addition, Prudential Securities Incorporated, on behalf of the Underwriters, may impose "penalty bids" under contractual arrangements with the Underwriters whereby they may reclaim from an Underwriter (or any dealer participating in this offering) for the account of the other Underwriters, the selling concession with respect to Shares that are distributed in this offering but subsequently purchased by Prudential Securities Incorporated for the account of the Underwriters in the open market. Any of the transactions described in this paragraph may result in the maintenance of the price of the Shares at a level above that which might otherwise prevail in the open market. None of the transactions described in this paragraph are required and, if they are undertaken, each may be discontinued at any time.

                          ADDITIONAL INFORMATION

  Statements contained in this Prospectus as to the content of any contract or other document are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Fund's Registration Statement. Each such statement is qualified in all respects by such reference and the exhibits and schedules thereto. The Fund's Registration Statement and such exhibits and schedules may be obtained from the SEC at its principal office at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fees prescribed by the SEC. The SEC maintains a website at http:\\www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the SEC. The Fund's Shares have been approved for listing on the NYSE under the symbol "CFD," subject to official notice of issuance and, as such, similar information concerning the Fund will be available for inspection and copying at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

  The Fund intends to furnish its shareholders with annual reports containing audited financial statements and a report thereon by independent certified public accountants.

                  SHAREHOLDER SERVICING AGENT, CUSTODIAN AND
                    TRANSFER AND DIVIDEND DISBURSING AGENT

  Pursuant to a Shareholder Servicing Agreement between Conseco Services LLC (the "Shareholder Servicing Agent") and the Fund, the Shareholder Servicing Agent will (i) undertake to make public information pertaining to the Fund on an ongoing basis and to communicate to investors and prospective investors the Fund's features and benefits (including periodic seminars or conference calls, responses to questions from current or prospective shareholders and specific shareholder contact where appropriate); (ii) make available to investors and prospective investors market price, net asset value, yield and other information regarding the Fund, if reasonably obtainable, for the purpose of maintaining the visibility of the Fund in the investor community; (iii) at the request of the Fund, provide certain economic research and statistical information and reports, if reasonably obtainable, on behalf of the Fund, and consult with representatives and Trustees of the Fund in connection therewith, which information and reports shall include: (a) statistical and financial market information with respect to the Fund's market performance and (b) comparative information regarding the Fund and other closed-end management investment companies with respect to (1) the net asset value of their respective shares, (2) the respective market performance of the Fund and such other companies and (3) other relevant performance indicators; and (iv) at the request of the Fund, provide information to and consult with the Board of Trustees with respect to applicable strategies designed to address market value discounts, which may include share repurchase, tender offers, modifications to dividend policies or capital structure, repositioning or restructuring of the Fund, conversion of the Fund to an open-end investment company, liquidation or merger; provided, however, that under the terms of the Shareholder Servicing Agreement, the Shareholder Servicing Agent is not obligated to render any opinions, valuations or recommendations of any kind or to perform any such similar services. For these services, the Fund will pay the Shareholder Servicing Agent a fee equal on an annual basis to 0.10% of the Fund's average weekly Managed Assets (as defined above under "Management of the Fund--Investment Management and Administration Agreements"), payable in arrears at the end of each calendar month. The Shareholder Servicing Agent may contract with other parties, at its own expense, to provide the services referred to in the Shareholder Servicing Agreement with the Fund. Under the terms of the Shareholder Servicing Agreement, the Shareholder Servicing Agent is relieved from liability to the Fund for any act or omission in the course of its performance under the Shareholder Servicing Agreement, in the absence of gross negligence or willful misconduct by the Shareholder Servicing Agent. The Fund has agreed to indemnify the Shareholder Servicing Agent or contribute to losses arising out of certain liabilities under the Shareholder Servicing Agreement. The Shareholder Servicing Agreement will continue for an initial term of two years and thereafter for successive one-year periods unless terminated by either party upon 60 days written notice. In this regard, as part of its ongoing oversight responsibilities, the Board of Trustees will monitor the performance of the Shareholder Servicing Agent and the continuing appropriateness of the Shareholder Servicing Agreement.

  PNC will serve as custodian of the assets of the Fund. In this capacity, PNC may utilize sub-custodians outside the U.S. approved by the Board of Trustees in accordance with regulations under the Investment Company Act. PNC will also serve as the Fund's Transfer and Dividend Disbursing Agent. PFPC Inc., an affiliate of PNC, will provide certain bookkeeping and accounting services for the Fund and will perform other services, including preparing certain reports and regulatory filings, federal and state tax returns and certain SEC and shareholder reports.

                             DESCRIPTION OF SHARES

  The Fund is a newly organized unincorporated business trust under the laws of the Commonwealth of Massachusetts created pursuant to a Declaration of Trust on June 2, 1998. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. Each Share has one vote and, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable. Fund Shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

  Under Massachusetts law, Shareholders could, under certain circumstances, be held personally liable for the obligations of a Massachusetts business trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Declaration of Trust provides for indemnification from the Fund's property for all losses and expenses of any Shareholder held personally liable for the obligations of the Fund. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which the Fund's management believes is remote. Upon payment of any liability incurred by the Fund, the Shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Fund intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the Shareholders for liabilities of the Fund.

  The Fund has no present intention of offering additional Shares, except as described herein and under the DRIP, as it may be amended from time to time. See "Automatic Dividend Reinvestment Plan." Other offerings of its Shares, if made, will require approval of the Fund's Board of Trustees. Any additional offering will not be sold at a price per Share below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing Shareholders or with the consent of a majority of the Fund's outstanding Shares. In accordance with the rules of the NYSE, the Fund will hold Annual Meetings of Shareholders.

                CERTAIN PROVISIONS OF THE DECLARATION OF TRUST

ANTI-TAKEOVER PROVISIONS

  The Fund's Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees and could have the effect of depriving Shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund.

  The Board of Trustees is divided into three classes. The term of office of all of the Trustees shall expire on the date of the first annual or special meeting of Shareholders following the effective date of the Registration Statement of which this Prospectus is a part. Thereafter, the terms of one class of Trustees will expire at each annual meeting of Shareholders or special meeting in lieu thereof. At each such annual or special meeting, one class of Trustees will be elected to a three-year term. This provision for a classified Board could delay the ability of Shareholders to replace a majority of the Board of Trustees. A Trustee may be removed from office with or without cause but only by vote of the holders of at least 66 2/3% of the shares entitled to be voted on the matter.

  In addition, the Declaration of Trust requires the favorable vote of the holders of at least 66 2/3% of the Fund's Shares to approve, adopt or authorize the following:

    (i) a merger or consolidation or statutory share exchange of the Fund with any other corporate entity or partnership;

    (ii) a sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities); or

    (iii) a liquidation or dissolution of the Fund,

unless such action has been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of Trustees, in which case the affirmative vote of a majority of the Fund's Shares is required. Following any issuance of preferred stock by the Fund, it is anticipated that the approval, adoption or authorization of the foregoing also would require the favorable vote of a majority of the Fund's shares of preferred stock then entitled to be voted, voting as a separate class.

REPURCHASE OF SHARES; CONVERSION TO AN OPEN-END INVESTMENT COMPANY

  Shares of closed-end management investment companies often trade at a discount to their net asset values, and the Fund's Shares may likewise trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Fund's Shares will be determined by such factors as relative demand for and supply of such Shares in the market, the Fund's net asset value, general market and economic conditions and other factors beyond the control of the Fund. See "Determination of Net Asset Value." Although the Fund's Shareholders will not have the right to redeem their Shares, the Fund may take action to repurchase Shares in the open market or make tender offers for its Shares at their net asset value. This may have the effect of reducing any market discount from net asset value.

  There is no assurance that if action is undertaken to repurchase or tender for Shares, such action will result in the Shares' trading at a price which approximates their net asset value. Although Share repurchases and tenders could have a favorable effect on the market price of the Fund's Shares, it should be recognized that the acquisition of Shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund's expense ratio. Any Share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act.

  The Fund may also be converted to an open-end investment company to reduce the market discount at which the Fund's Shares trade relative to their net asset value (or otherwise). Following any such conversion, it is possible that certain of the Fund's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity, which could cause the Fund to dispose of portfolio securities or other assets at a time when it is not advantageous to do so, and could adversely affect the ability of the Fund to meet its investment objectives. Doing so also would require the redemption of any outstanding preferred shares and any indebtedness not constituting bank loans, which could eliminate or alter the leveraged capital structure of the

Fund with respect to the Shares. Finally, in the event of conversion, the Shares would cease to be listed on the NYSE or other national securities exchange or market system.

  Conversion of the Fund to an open-end investment company would require an amendment to the Fund's Declaration of Trust. The amendment would have to be declared advisable by the Board of Trustees prior to its submission to Shareholders. Such an amendment would require the favorable vote of the holders of at least 66 2/3% of the Fund's outstanding shares (including any preferred stock) entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment previously was approved, adopted or authorized by at least two-thirds of the total number of Trustees), and, assuming preferred stock is issued, the affirmative vote of a majority of outstanding shares of preferred stock of the Fund, voting as a separate class. Such a vote also would satisfy a separate requirement in the Investment Company Act that the change be approved by the Shareholders.

  Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the Investment Company Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If a payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new common shares would be sold at net asset value plus a sales load.

  The Board of Trustees has determined that provisions with respect to the Board of Trustees and the 66 2/3% voting requirements described above, which are greater than the minimum requirements under Massachusetts law or the Investment Company Act, are in the best interest of Shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

                               OTHER INFORMATION

  Prior to the registration statement becoming effective, the Underwriters or other appropriate party may distribute advertising or other solicitation material which discusses (i) economic and market conditions and trends generally; (ii) historical and current conditions and trends in the lower grade securities market, and risk and reward potential in such market; (iii) comparative information, including statistical analysis and performance-related information, related to lower grade securities generally and investing in lower grade securities; (iv) the special considerations and potential benefits of investing in closed-end management investment companies; and (v) information about Conseco Capital and the Fund's portfolio managers, biographical information about the Fund's portfolio managers, and information and commentary on investment strategy or other matters of general interest to investors.

                                LEGAL OPINIONS

  Certain legal matters in connection with the Shares offered hereby will be passed upon for the Fund by Kirkpatrick & Lockhart LLP, Washington, DC, and for the Underwriters by Cleary, Gottlieb, Steen & Hamilton, New York, New York.

                                    EXPERTS

  The statement of assets and liabilities of the Fund included in this Prospectus has been so included in reliance upon the report of Coopers & Lybrand L.L.P., independent auditors, and on their authority as experts in auditing and accounting.

                         INDEPENDENT AUDITORS' REPORT

                         CONSECO STRATEGIC INCOME FUND
                 STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                                      , 1998

                 NOTES TO STATEMENT OF ASSETS AND LIABILITIES

NOTE 1. ORGANIZATION

  The Fund is a closed-end, non-diversified management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on June 2, 1998, and has had no operations other than the sale
to Conseco Capital Management, Inc. of an aggregate of      Shares for $   ,
on        , 1998.

NOTE 2. MANAGEMENT AND ADMINISTRATION ARRANGEMENTS

  The Fund has engaged Conseco Capital to provide investment management and administration services to the Fund. Conseco Capital will receive a monthly fee for advisory and administration services at an annual rate equal to 0.90% of the Fund's average weekly value of the Managed Assets. Conseco Capital may engage Conseco Services LLC to provide administration services to the Fund, at Conseco Capital's own expense, and not that of the Fund.

NOTE 3. FEDERAL INCOME TAXES

  The Fund intends to qualify as a "regulated investment company" and as such (and by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended) will not be subject to Federal income tax on taxable income (including realized capital gains) that is distributed to shareholders.

                                  APPENDIX A

                          RATINGS OF CORPORATE BONDS

DESCRIPTION OF CORPORATE BOND RATINGS OF STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC.:

  AAA--Bonds rated AAA have the highest rating assigned by S&P. Capacity to repay principal is extremely strong.

  AA--Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

  A--Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

  BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

  BB--Bonds rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

  B--Bonds rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

  CCC--Bonds rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

  CC--The rating CC is currently highly vulnerable to nonpayment.

  C--The rating C may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

  D--Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

  S&P's letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

DESCRIPTION OF BOND RATINGS OF MOODY'S INVESTORS SERVICE, INC.:

  Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca--Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

                                  APPENDIX B

                         MORTGAGE--RELATED SECURITIES

  Government-Agency Securities. Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

  Government-Related Securities. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private shareholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a shareholder-owned, government-sponsored enterprise created on July 24, 1970 pursuant to the Federal Home Loan Mortgage Corporation Act, Title III of the Emergency Home Finance Act of 1970, as amended, 12 U.S.C. (S)(S) 1451-1459. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

  Private Entity Securities. These mortgage-related securities are issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Fund or the price of the Fund's Shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

  Commercial Mortgage-Related Securities. Commercial mortgage-related securities generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. These mortgage-related securities generally are structured to provide protection to the senior classes of investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities ("Subordinated Securities") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization.

  The Fund may invest in Subordinated Securities issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgages. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

  The market for commercial mortgage-related securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-related securities. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one- to four-family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on commercial properties than on those secured by loans on residential properties.

  Collateralized Mortgage Obligations ("CMOs"). A CMO is a multi-class bond backed by a pool of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) Ginnie Mae, Fannie Mae, or Freddie Mac pass-through certificates, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans' Affairs,
(c) unsecuritized conventional mortgages, (d) other mortgage-related securities, or (e) any combination thereof. Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate ("LIBOR") (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. The Fund also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such as LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The Fund's ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

  Stripped Mortgage-Backed Securities. The Fund also may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

  Real Estate Investment Trusts. A REIT is a corporation or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate-level Federal income tax and making the REIT a pass-through vehicle for Federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for conduit status under the Code or to maintain exemption from the Investment Company Act.

  Adjustable-Rate Mortgage Loans ("ARMs"). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time, generally for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes in an index. ARMs typically have minimum and maximum rates beyond which the mortgage interest rate may not vary over the lifetime of the loans. Certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Negatively amortizing ARMs may provide limitations on changes in the required monthly payment. Limitations on monthly payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively amortizing ARM by its maturity at the interest rate in effect during any particular month.

  Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

                                  APPENDIX C

                OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACTS

  Options--In General. The Fund may purchase and write (i.e., sell) call or put options with respect to specific securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

  A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating cash or other liquid assets. A put option written by the Fund is covered when, among other things, cash or liquid assets having a value equal to or greater than the exercise price of the option are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

  There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

  Specific Options Transactions. The Fund may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

  The Fund may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or indices listed on national securities exchanges or traded in the over-the-counter market. An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

  The Fund also may purchase cash-settled options on swaps in pursuit of its investment objectives. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

  Successful use by the Fund of options will be subject to the ability of Conseco Capital to predict correctly movements in the prices of individual securities, the securities markets generally, foreign currencies, or interest rates. To the extent such predictions are incorrect, the Fund may incur losses.

  Futures and Options on Futures Transactions--In General. The Fund may enter into futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange or on exchanges located outside the United States, such as the London International Financial Futures Exchange and the Sydney Futures Exchange Limited. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those that are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission ("CFTC").

  Engaging in these transactions involves risk of loss to the Fund that could adversely affect the value of the Fund's net assets. Although the Fund intends to purchase or sell futures contracts and options thereon only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract or option prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract or option prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures or option positions and potentially subjecting the Fund to substantial losses. Successful use of futures and options on futures by the Fund also is subject to the ability of Conseco Capital to successfully manage interest rate risks and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract or option thereon. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

  Pursuant to regulations and/or published positions of the SEC, the Fund may be required to segregate cash or other liquid assets in connection with its futures and options on futures transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.

  To the extent that the Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the exercise ("strike") price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

  Specific Futures Transactions. The Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

  The Fund may purchase and sell currency futures. A foreign currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price. The Fund may purchase and sell stock index and debt futures contracts. An index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the prices of the securities that comprise it at the opening of trading in such securities on the next business day.

  The Fund may also purchase and sell options on interest rate, currency and index futures. When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the terms of the option. If the Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in the futures contract (a long position if the option is a call and a short position if the option is a put).

  Forward Currency Contracts. The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

  The Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. The Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency. The Fund may also use forward currency contracts to shift the Fund's exposure to foreign currency exchange rate changes from one currency to another. For example, if the Fund owns securities denominated in a foreign currency and Conseco Capital believes that currency will decline relative to another currency, it might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency. The Fund may also purchase forward currency contracts to enhance income when Conseco Capital anticipates that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities.

  The Fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Fund's existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge into U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

  The Fund may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if Conseco Capital anticipates that there will be a correlation between the two currencies.

  The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

  Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the

Fund might be unable to close out a forward currency contract. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account.

  The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

  Interest rate swaps, caps, floors and collars ("interest rate transactions"). Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines elements of buying a cap and selling a floor. There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund.

  The Fund may enter into interest rate swaps, caps, floors, and collars on either an asset-based or liability-based basis depending on whether it is hedging its assets or its liabilities, and will only enter into such transactions on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap, cap, floor, or collar will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate value at least equal to the accrued excess will be maintained in a segregated account by the custodian.

  If there is a default by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents. As a result, the swap market has become well established and provides a degree of liquidity. Caps, floors and collars are more recent innovations which tend to be less liquid than swaps.

  Credit Derivatives. The Fund may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If Conseco Capital is unsuccessful in managing default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if Conseco Capital is successful in doing so, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of credit derivative transactions that may be entered into by the Fund. The Fund's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Fund's loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option hedged.

================================================================================

NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY IN-FORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ANY OF THE UNDERWRITERS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY OTHER THAN THE SHARES OFFERED BY THIS PROSPECTUS, NOR DOES IT CONSTI-TUTE AN OFFER TO SELL OR A SOLICITATION OF ANY OFFER TO BUY THE SHARES BY ANY-ONE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITA-TION. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE HEREOF.

UNTIL     , 1998, ALL DEALERS EFFECTING TRANSACTIONS IN THE REGISTERED SECURI-
TIES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DE-LIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UN-SOLD ALLOTMENTS OR SUBSCRIPTIONS.

                                ---------------

                               TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
Prospectus Summary.......................................................   3
Fee Table................................................................  15
The Fund.................................................................  16
Use of Proceeds..........................................................  16
Investment Objectives and Policies.......................................  17
Other Investment Practices...............................................  28
Risk Factors and Special Considerations..................................  32
Investment Restrictions..................................................  38
Management of the Fund...................................................  39
Trustees and Officers of the Fund........................................  41
Portfolio Transactions...................................................  43
Determination of Net Asset Value.........................................  43
Dividends and Other Distributions........................................  44
Taxes....................................................................  44
Automatic Dividend Reinvestment Plan.....................................  48
Underwriting.............................................................  50
Additional Information...................................................  51
Shareholder Servicing Agent, Custodian and Transfer and Dividend
 Disbursing Agent........................................................  52
Description of Shares....................................................  53
Certain Provisions of the Declaration of Trust...........................  54
Other Information........................................................  55
Legal Opinions...........................................................  55
Experts..................................................................  55
Independent Auditors' Report.............................................  56
Statement of Assets, Liabilities and Capital.............................  56
Appendix A: Ratings of Corporate Bonds................................... A-1
Appendix B: Mortgage--Related Securities................................. B-1
Appendix C: Options, Futures and Forward Currency Contracts.............. C-1

                             4,000,000 Shares

                                     LOGO

                         CONSECO STRATEGIC INCOME FUND



                           -------------------

                           P R O S P E C T U S

                           -------------------


                      PRUDENTIAL SECURITIES INCORPORATED

                          CROWELL, WEEDON & CO.

                          LEGG MASON WOOD WALKER

                               INCORPORATED

                            MCDONALD & COMPANY

                             SECURITIES, INC.

                      MORGAN KEEGAN & COMPANY, INC.

                              July   , 1998

================================================================================

                                     PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND E XHIBITS

    (1) Financial Statements:

        Report of Independent Auditors--To be filed.

        Statement of Assets and Liabilities--To be filed.

    (2) Exhibits

    (a) Declaration of Trust--(1)

    (b) Bylaws--To be filed.

    (c) Inapplicable

    (d) (1) Form of Certificate Representing Shares of Beneficial Interest--To be filed.

        (2) Portions of Declaration of Trust Relating to Shareholders' Rights-- To be filed.

        (3) Portions of Bylaws Relating to Shareholders' Rights--To be filed.


    (e) Form of Terms and Conditions of Dividend Reinvestment Plan--To be filed.


    (f) Inapplicable

    (g) Form of Investment Management and Administration Agreement--To be filed.


    (h) (1) Form of Master Agreement Among Underwriters--To be filed.

        (2) Form of Underwriting Agreement--To be filed.

        (3) Form of Master Selected Dealers Agreement--To be filed.

    (i) Inapplicable

    (j) Form of Custodian Contract--To be filed.

    (k) (1) Form of Transfer Agency Agreement. To be filed.

        (2) Form of Shareholder Servicing Agreement--To be filed.

    (l) Opinion and Consent of Counsel--To be filed.

    (m) Inapplicable

    (n) Consent of Independent Auditors--To be filed.

    (o) Inapplicable

    (p) Initial Capital Agreement--To be filed.

    (q) Inapplicable

    (r) Inapplicable
--------

(1) Previously filed.
(2) Filed herewith.


                                   Part C-1

ITEM 25. MARKETING ARRANGEMENTS

  Reference is made to the Form of Underwriting Agreement for Registrant's shares of beneficial interest to be filed by amendment to this Registration Statement.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

   Securities and Exchange Commission Fees.......................... $20,355.00
   NASD Fees and Expenses........................................... $ 6,500.00
   New York Stock Exchange Listing Fee.............................. $     *
   Printing......................................................... $     *
   Accounting Fees and Expenses..................................... $     *
   Legal Fees....................................................... $     *
   Blue Sky Fees and Expenses....................................... $     *
   Reimbursement of Underwriters' Expenses.......................... $     *
   Miscellaneous.................................................... $     *
                                                                     ----------
     Total.......................................................... $     *
                                                                     ==========

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

  None

ITEM 28. NUMBER OF RECORD HOLDERS OF SECURITIES

  0 as of      , 1998

ITEM 29. INDEMNIFICATION

  Article VI of the Registrant's Declaration of Trust provides as follows:

  Section 6.1. No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Fund Property or the acts, obligations or affairs of the Fund. The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay by way of subscription to any Shares or otherwise. Shareholder liability for the acts and obligations of the Fund is hereby expressly disclaimed. Every note, bond, contract, or other undertaking issued by or on behalf of the Fund or the Trustees relating to the Fund shall include a notice and provision limiting the obligation represented thereby to the Fund and its assets (but the omission of such notice and provision shall not operate to impose any liability or obligation on any Shareholder). No Trustee, officer, employee or agent of the Fund shall be subject to any personal liability whatsoever to any Person, in connection with the Fund Property or the affairs of the Fund, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty to such Person; and all such Persons shall look solely to the Fund Property for satisfaction of claims of any nature arising in connection with the affairs of the Fund. If any Shareholder, Trustee, officer, employee or agent, as such, of the Fund is made a party to any suit or proceeding to enforce any such liability, he or she shall not, on account thereof, be held to any personal liability. The Fund shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his or her being or having been a Shareholder, other than by reason of his or her own wrongful act or omission, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him or her in connection with any such claim or liability. The rights accruing to a Shareholder under this Section 6.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Fund to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

  Section 6.2. No Trustee, officer, employee or agent of the Fund shall be liable to the Fund, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act

                                   Part C-2

(including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

  Section 6.3. (a) The Trustee shall provide for indemnification by the Fund of any person who is, or has been, a Trustee, officer, employee or agent of the Fund against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee, officer, employee or agent and against amounts paid or incurred by him in the settlement thereof, in such manner as the Trustees may provide from time to time in the by-laws. (b) The words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorney's fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

  Insofar as indemnification for liability arising under the Securities Act of 1933 ("1933 Act") may be permitted to trustees, officers and controlling persons of the Fund, pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for a trustee, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Fund by such trustee, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

  Conseco Capital Management, Inc. (the "Manager") is a Delaware corporation which offers investment advisory services. The Manager is a wholly-owned subsidiary of Conseco, Inc., also a Delaware corporation, a publicly owned financial services company. Both the Manager's and Conseco, Inc.'s offices are located at 11825 N. Pennsylvania Street, Carmel, Indiana 46032.

  Information as to the officers and directors of the Manager is included in its current Form ADV filed with the SEC and is incorporated by reference herein.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

  The accounts, books and other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder will be maintained at the office of the Registrant's
custodian at          , and the Registrant's dividend disbursing agent and
registrar at          , except that the Registrant's corporate records (its
declaration of trust, by-laws, and minutes of the meetings of its Board of Trustees and shareholders) will be maintained at the offices of the Registrant's investment manager and adviser at 11825 N. Pennsylvania Street, Carmel, Indiana 46032.

ITEM 32. MANAGEMENT SERVICES

  None

ITEM 33. UNDERTAKINGS

  (1) The Registrant undertakes to suspend offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

  (2) Inapplicable

                                   Part C-3

  (3) Inapplicable

  (4) Inapplicable

  (5) the undersigned registrant hereby undertakes that:

      (a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 482(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of the registration statement as of the time it was declared effective.

      (b) For the purposes of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  (6) Inapplicable

                                   Part C-4

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON BEHALF OF THE UNDERSIGNED, THERETO DULY AUTHORIZED, IN THE CITY OF CARMEL, AND STATE OF INDIANA ON THE 26TH DAY OF JUNE, 1998.

                                          CONSECO STRATEGIC INCOME FUND

                                          By:    /s/ GREGORY J. HAHN
                                             -----------------------------
                                                     GREGORY J. HAHN

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSON IN THE CAPACITIES INDICATED ON THE DATE INDICATED.

              SIGNATURE                     TITLE                 DATE
              ---------                     -----                 ----
         /s/ Gregory J. Hahn         Vice President and      June 26, 1998
     ---------------------------
            GREGORY J. HAHN          Trustee


                                   Part C-5

                               INDEX TO EXHIBITS

EXHIBIT                                                                              SEQUENTIAL PAGE
NUMBER                        DOCUMENT DESCRIPTION                      REFERENCE        NUMBER
------                        --------------------                      ---------    ---------------
  (a)      Declaration of Trust.                                                (1)
  (b)      Bylaws                                                               (1)
  (c)      Inapplicable
           (1) Form of Certificate Representing Shares of Beneficial
  (d)      Interest                                                    To be filed.
           (2) Portions of Declaration of Trust Relating to
           Shareholders' Rights                                        To be filed.
           (3) Portions of Bylaws Relating to Shareholders' Rights     To be filed.
           Form of Terms and Conditions of Dividend Reinvestment
  (e)      Plan                                                        To be filed.
  (f)      Inapplicable
           Form of Investment Management and Administration
  (g)      Agreement                                                  To be filed.
  (h)      (1) Form of Master Agreement Among Underwriters            To be filed.
           (2) Form of Underwriting Agreement                         To be filed.
           (3) Form of Master Selected Dealers Agreement              To be filed.
  (i)      Inapplicable
  (j)      Form of Custodian Contract                                 To be filed.
  (k)      (1) Form of Transfer Agency Agreement
           (2) Form of Shareholder Servicing Agreement
  (l)      Opinion and Consent of Counsel                             To be filed.
  (m)      Inapplicable
  (n)      Consent of Independent Auditors                            To be filed.
  (o)      Inapplicable
  (p)      Initial Capital Agreement                                  To be filed.
  (q)      Inapplicable
  (r)      Inapplicable

--------

(1) Previously filed.
(2) Filed herewith.